UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06336

Franklin Templeton International Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/13

Item 1. Reports to Stockholders.

APRIL 30, 2013

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Templeton International Trust



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INTERNATIONAL

FRANKLIN INDIA GROWTH FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

Semiannual Report

Franklin India Growth Fund

Your Fund's Goal and Main Investments: Franklin India Growth Fund seeks long-term capital appreciation by investing under normal market conditions at least 80% of its net assets in securities of "Indian companies," which are defined as those organized under the laws of, with a principal office in, or for which the principal trading market for their securities is in India, that derive 50% or more of total revenue or profit from goods or services produced or sales made in India, or that have 50% or more of their assets in India.[1]

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

This semiannual report for Franklin India Growth Fund covers the period ended April 30, 2013.

Performance Overview

Franklin India Growth Fund – Class A delivered a +5.61% cumulative total return for the six months ended April 30, 2013. In comparison, the MSCI India Index posted a +6.04% total return.[2] You can find more of the Fund's performance data in the Performance Summary beginning on page 7.

Economic and Market Overview

The Indian economy, as measured by real gross domestic product (GDP), continued to moderate during the six-month reporting period, primarily because of deceleration in investment activity and weakness in the services sector. Consumer spending showed signs of moderation, particularly on discretionary items. According to India's Central Statistical Organization, real GDP grew an estimated annualized 5.0% in the nine months ended December 2012, compared to 6.6% in the same period of the previous year. For the fiscal year ended March 31, 2013, real GDP grew an estimated 5.0%, compared to 6.2% in the previous fiscal year.

1. The Fund currently invests indirectly in Indian companies through FT (Mauritius) Offshore Investments Limited, a wholly owned, collective investment vehicle registered in the Republic of Mauritius.

2. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 15.

Portfolio Breakdown[1]
Based on Total Net Assets as of 4/30/13


Commercial Banks
17.7%
Oil, Gas & Consumable Fuels
12.2%
Pharmaceuticals
10.7%
Wireless Telecommunication Services
8.8%
IT Services
8.7%
Automobiles
4.5%
Diversified Financial Services
4.2%
Machinery
3.3%
Auto Components
3.2%
Electric Utilities
2.6%
Construction & Engineering
2.5%
Independent Power Producers & Energy Traders
2.4%
Chemicals
2.3%
Personal Products
2.1%
Metals & Mining
2.0%
Other
7.6%
Other Net Assets
5.2%

Weak economic data, combined with a decline in inflation, provided the Reserve Bank of India (RBI) much needed flexibility for monetary easing. During the period, the RBI reduced the repo rate from 8.00% to 7.50% and decreased the cash reserve requirement ratio for banks from 4.25% to 4.00%. Additionally, the Indian government continued to implement policy measures in the areas of fiscal consolidation (through fuel pricing reforms and streamlining subsidy payment mechanisms), rationalization of foreign investments and removal of bottlenecks in clearing investment projects.

Policy changes, expectations of a better economic environment and strong foreign investment inflows helped the Indian market to achieve gains for the period under review. However, the Indian market experienced volatility in February and March stemming from political news and renewed economic concerns. This environment was particularly difficult for small- and mid-capitalization stocks, which generally underperformed large-cap stocks in February and March. Positive policy changes and strong foreign investment inflows in April helped the Indian rupee resist downward pressure resulting from economic headwinds and contributed to a market recovery.

Recent global news, particularly from Japan, suggested a shift in policy stance in favor of economic growth. Unlike its global counterparts, India needs a different policy response, given the ongoing economic slowdown (albeit at a GDP growth rate that is still higher than that of the overall global economy) and persistently high inflation. The Indian government maintains a reform focus, however, and because of political constraints it is implementing changes through executive decisions, thus foregoing the need for Parliamentary approval. Tentative signs of economic recovery and official and International Monetary Fund growth projections suggest that economic growth could be higher in the coming years.

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek to invest in companies whose current market price, in our opinion, does not reflect future growth prospects. We look for companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. Our philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above-average or rising margins, and strong returns on capital

invested in the business. In choosing equity investments, we also consider such factors as the company's financial strength, management's expertise, the company's growth potential within the industry, and the industry's growth potential.

Manager's Discussion

Our overall strategy has been to build a diversified portfolio covering the full market capitalization spectrum of companies we believe are well positioned to take advantage of Indian economic growth. The Fund has focused on seeking companies that have been delivering growth across market cycles and benefiting from India's structural growth drivers, consumption and investment.

We tried to identify companies that are favorably positioned, in our view, to benefit from India's potentially robust economic growth over the medium to long term. In particular, we believe that a strong demographic profile, increasing levels of wealth and higher infrastructure spending will be the key structural drivers of economic growth, and a large share of our portfolio has been invested in companies we believe can benefit from these opportunities.

During the period under review, the Fund's holding in wireless telecommunication services provider Bharti Airtel was a top contributor to absolute performance. Stocks of telecommunication companies in general, and Bharti Airtel's specifically, benefited from an improved pricing environment and easing regulatory concerns. Fund performance was also bolstered by gains in integrated oil and gas company Oil & Natural Gas Corp. (ONGC) and commercial banking firm ICICI Bank. Early in 2013, India's policymakers deregulated diesel prices for bulk users and allowed oil marketing companies to raise retail diesel prices in a calibrated manner until the gap between market and administered prices was bridged. This policy change is expected to reduce the subsidy burden for ONGC and boost its earnings prospects. Furthermore, weakening international crude oil prices also lifted sentiment toward ONGC's stock. ICICI Bank, one of India's largest commercial banks, reported strong operating results in the past few quarters, and hopes that recent monetary easing will cushion banking sector earnings helped its stock perform well.

In contrast, key detractors from the Fund's absolute performance included state-owned lignite producer Gujarat Mineral Development, information technology services firm Infosys and global pharmaceutical company Cadila Healthcare. Weaker-than-expected earnings results reported during the period contributed to the underperformance of these companies' stocks. Notwithstanding weak earnings reported during the period, we believe that the long-term growth drivers for these companies remain intact, and at period-end we continued to hold these positions.

Top 10 Equity Holdings[1]
4/30/13

Company *Sector/Industry*	% of Total Net Assets
Bharti Airtel Ltd. *Wireless Telecommunication Services*	7.4%
ICICI Bank Ltd. *Commercial Banks*	6.6%
HDFC Bank Ltd. *Commercial Banks*	6.1%
Reliance Industries Ltd. *Oil, Gas & Consumable Fuels*	4.4%
Infosys Ltd. *IT Services*	4.2%
Oil & Natural Gas Corp. Ltd. *Oil, Gas & Consumable Fuels*	3.5%
Dr. Reddy's Laboratories Ltd. *Pharmaceuticals*	3.3%
Cummins India Ltd. *Machinery*	2.6%
Power Grid Corp. of India Ltd. *Electric Utilities*	2.6%
NTPC Ltd. *Independent Power Producers & Energy Traders*	2.4%

Thank you for your continued participation in Franklin India Growth Fund. We look forward to serving your future investment needs.



Stephen H. Dover, CFA



Purav A. Jhaveri, CFA, FRM

Portfolio Management Team
Franklin India Growth Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary as of 4/30/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price Information

Class A (Symbol: FINGX)	Change	4/30/13	10/31/12
Net Asset Value (NAV)	+$0.49	$9.22	$8.73
Class C (Symbol: FINDX)	**Change**	**4/30/13**	**10/31/12**
Net Asset Value (NAV)	+$0.45	$8.90	$8.45
Advisor Class (Symbol: FIGZX)	**Change**	**4/30/13**	**10/31/12**
Net Asset Value (NAV)	+$0.52	$9.35	$8.83

Performance[1]

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Advisor Class:*** *no sales charges.*

Class A	6-Month		1-Year	5-Year	Inception (1/31/08)
Cumulative Total Return[2]	+5.61%		+8.85%	+4.47%	-3.16%
Average Annual Total Return[3]	-0.43%		+2.56%	-0.32%	-1.73%
Value of $10,000 Investment[4]	$9,957		$10,256	$9,841	$9,127
Avg. Ann. Total Return (3/31/13)[5]			-7.25%	+0.47%	-2.57%
Total Annual Operating Expenses[6]					
Without Waiver		2.21%			
With Waiver		1.68%			
Class C	**6-Month**		**1-Year**	**5-Year**	**Inception (1/31/08)**
Cumulative Total Return[2]	+5.33%		+8.01%	+0.89%	-6.68%
Average Annual Total Return[3]	+4.33%		+7.01%	+0.18%	-1.31%
Value of $10,000 Investment[4]	$10,433		$10,701	$10,089	$9,332
Avg. Ann. Total Return (3/31/13)[5]			-3.27%	+0.95%	-2.14%
Total Annual Operating Expenses[6]					
Without Waiver		2.93%			
With Waiver		2.40%			
Advisor Class	**6-Month**		**1-Year**	**5-Year**	**Inception (1/31/08)**
Cumulative Total Return[2]	+5.89%		+9.11%	+5.85%	-1.78%
Average Annual Total Return[3]	+5.89%		+9.11%	+1.14%	-0.34%
Value of $10,000 Investment[4]	$10,589		$10,911	$10,585	$9,822
Avg. Ann. Total Return (3/31/13)[5]			-1.32%	+1.96%	-1.17%
Total Annual Operating Expenses[6]					
Without Waiver		1.93%			
With Waiver		1.40%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236****.*

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that the common expenses (including the expenses of FT (Mauritius) Offshore Investments Limited but excluding Rule 12b-1 fees) for each class of the Fund do not exceed 1.40% (other than certain nonroutine expenses) until 2/28/14.

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to risks associated with these companies' smaller size, lesser liquidity and the potential lack of established legal, political, business and social frameworks to support securities markets in the countries in which they operate. The Fund may also experience greater volatility than a fund that is more broadly diversified geographically. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Fund investment results reflect the expense reduction, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12–4/30/13
Actual	$1,000	$1,056.10	$ 8.62
Hypothetical (5% return before expenses)	$1,000	$1,016.41	$ 8.45
Class C			
Actual	$1,000	$1,053.30	$12.22
Hypothetical (5% return before expenses)	$1,000	$1,012.89	$11.98
Advisor Class			
Actual	$1,000	$1,058.90	$ 7.15
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$ 7.00

*Expenses are calculated using the most recent expense ratio, net of expense waivers, annualized for each class (A: 1.69%; C: 2.40%; and Advisor: 0.1.40%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Financial Highlights

Franklin India Growth Fund

Class A	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008[a]
Per share operating performance[b] (for a share outstanding throughout the period)						
Net asset value, beginning of period	$8.73	$9.45	$11.34	$ 8.24	$4.98	$10.00
Income from investment operations[c]:						
Net investment income (loss)[d]	(0.04)	(0.04)	(0.06)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gains (losses)	0.53	(0.55)	(1.56)	3.19	3.28	(5.01)
Total from investment operations	0.49	(0.59)	(1.62)	3.16	3.26	(5.02)
Less distributions from:						
Net investment income	—	—	—	(0.04)	—	—
Net realized gains	—	(0.13)	(0.27)	(0.02)	—	—
Total distributions	—	(0.13)	(0.27)	(0.06)	—	—
Redemption fees[e]	—	—	—	—	—	—[f]
Net asset value, end of period	$9.22	$8.73	$ 9.45	$11.34	$8.24	$ 4.98
Total return[g]	5.61%	(6.02)%	(14.53)%	38.54%	65.46%	(50.20)%
Ratios to average net assets[b,h]						
Expenses before waiver and payments by affiliates	2.23%	2.21%	2.25%	2.27%	2.55%	2.78%
Expenses net of waiver and payments by affiliates	1.69%	1.68%	1.70%	1.70%	1.70%[i]	1.70%[i]
Net investment income (loss)	(0.87)%	(0.43)%	(0.62)%	(0.31)%	(0.40)%	(0.15)%
Supplemental data						
Net assets, end of period (000's)	$31,622	$31,555	$38,079	$37,392	$11,310	$3,596
Portfolio turnover rate[j]	8.60%	41.30%	39.07%	83.21%	72.23%	45.10%

[a]For the period January 31, 2008 (commencement of operations) to October 31, 2008.
[b]The per share amounts and ratios reflect income and expenses of the Portfolio.
[c]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[d]Based on average daily shares outstanding.
[e]Effective September 1, 2008, the redemption fee was eliminated.
[f]Amount rounds to less than $0.01 per share.
[g]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Benefit of expense reduction rounds to less than 0.01%.
[j]Represents the Portfolio's rate of turnover.

Financial Highlights *(continued)*

Franklin India Growth Fund

Class C	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008[a]
Per share operating performance[b]						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$8.45	$9.22	$11.15	$ 8.14	$4.96	$10.00
Income from investment operations[c]:						
Net investment income (loss)[d]	(0.07)	(0.09)	(0.13)	(0.09)	(0.06)	(0.04)
Net realized and unrealized gains (losses)	0.52	(0.55)	(1.53)	3.14	3.24	(5.00)
Total from investment operations	0.45	(0.64)	(1.66)	3.05	3.18	(5.04)
Less distributions from:						
Net investment income	—	—	—	(0.02)	—	—
Net realized gains	—	(0.13)	(0.27)	(0.02)	—	—
Total distributions	—	(0.13)	(0.27)	(0.04)	—	—
Redemption fees[e]	—	—	—	—	—	—[f]
Net asset value, end of period	$8.90	$8.45	$ 9.22	$11.15	$8.14	$ 4.96
Total return[g]	5.33%	(6.71)%	(15.06)%	37.53%	64.11%	(50.40)%
Ratios to average net assets[b,h]						
Expenses before waiver and payments by affiliates	2.94%	2.93%	2.95%	2.97%	3.25%	3.48%
Expenses net of waiver and payments by affiliates	2.40%	2.40%	2.40%	2.40%	2.40%[i]	2.40%[i]
Net investment income (loss)	(1.58)%	(1.15)%	(1.32)%	(1.01)%	(1.10)%	(0.85)%
Supplemental data						
Net assets, end of period (000's)	$9,001	$9,201	$11,192	$10,878	$3,768	$947
Portfolio turnover rate[j]	8.60%	41.30%	39.07%	83.21%	72.23%	45.10%

[a] For the period January 31, 2008 (commencement of operations) to October 31, 2008.
[b] The per share amounts and ratios reflect income and expenses of the Portfolio.
[c] The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[d] Based on average daily shares outstanding.
[e] Effective September 1, 2008, the redemption fee was eliminated.
[f] Amount rounds to less than $0.01 per share.
[g] Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[h] Ratios are annualized for periods less than one year.
[i] Benefit of expense reduction rounds to less than 0.01%.
[j] Represents the Portfolio's rate of turnover.

Financial Highlights *(continued)*

Franklin India Growth Fund

Advisor Class	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008[a]
Per share operating performance[b]						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$8.83	$9.54	$11.41	$ 8.28	$4.99	$10.00
Income from investment operations[c]:						
Net investment income (loss)[d]	(0.03)	(0.01)	(0.03)	—[e]	—[e]	0.01
Net realized and unrealized gains (losses)	0.55	(0.57)	(1.57)	3.20	3.29	(5.02)
Total from investment operations	0.52	(0.58)	(1.60)	3.20	3.29	(5.01)
Less distributions from:						
Net investment income	—	—	—	(0.05)	—[e]	—
Net realized gains	—	(0.13)	(0.27)	(0.02)	—	—
Total distributions	—	(0.13)	(0.27)	(0.07)	—	—
Redemption fees[f]	—	—	—	—	—	—[e]
Net asset value, end of period	$9.35	$8.83	$ 9.54	$11.41	$8.28	$ 4.99
Total return[g]	5.89%	(5.75)%	(14.26)%	38.91%	65.97%	(50.10)%
Ratios to average net assets[b,h]						
Expenses before waiver and payments by affiliates	1.94%	1.93%	1.95%	1.97%	2.25%	2.48%
Expenses net of waiver and payments by affiliates	1.40%	1.40%	1.40%	1.40%	1.40%[i]	1.40%[i]
Net investment income (loss)	(0.58)%	(0.15)%	(0.32)%	(0.01)%	(0.10)%	0.15%
Supplemental data						
Net assets, end of period (000's)	$35,219	$30,642	$42,915	$40,493	$57,337	$29,931
Portfolio turnover rate[j]	8.60%	41.30%	39.07%	83.21%	72.23%	45.10%

[a]For the period January 31, 2008 (commencement of operations) to October 31, 2008.
[b]The per share amounts and ratios reflect income and expenses of the Portfolio.
[c]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[d]Based on average daily shares outstanding.
[e]Amount rounds to less than $0.01 per share.
[f]Effective September 1, 2008, the redemption fee was eliminated.
[g]Total return is not annualized for periods less than one year.
[h]Ratios are annualized for periods less than one year.
[i]Benefit of expense reduction rounds to less than 0.01%.
[j]Represents the Portfolio's rate of turnover.

Franklin Templeton International Trust

Statement of Investments, April 30, 2013 (unaudited)

Franklin India Growth Fund	Shares	Value
Common Stocks (Cost $1,505,544) 1.7%		
IT Services 1.7%		
[a]Cognizant Technology Solutions Corp., A, (United States)	20,000	$ 1,296,000
Mutual Funds (Cost $62,760,130) 98.5%		
Diversified Financial Services 98.5%		
[a]FT (Mauritius) Offshore Investments Ltd., (India)	7,506,837	74,675,863
Total Investments (Cost $64,265,674) 100.2%		75,971,863
Other Assets, less Liabilities (0.2)%		(130,624)
Net Assets 100.0%		$75,841,239

[a]Non-income producing.

Franklin Templeton International Trust

Financial Statements

Statement of Assets and Liabilities

April 30, 2013 (unaudited)

	Franklin India Growth Fund
Assets:	
Investments in securities:	
Cost	$ 1,505,544
Value	$ 1,296,000
Investments in FT (Mauritius) Offshore Investments Limited (Note 1)	74,675,863
Total value of investments	$75,971,863
Receivables:	
Investment securities sold	95,905
Capital shares sold	48,736
Other assets	13,973
Total assets	76,130,477
Liabilities:	
Payables:	
Capital shares redeemed	147,135
Affiliates	15,335
Reports to shareholders	18,983
Professional fees	32,367
Unaffiliated transfer agent fees	21,134
Funds advanced by custodian	45,905
Accrued expenses and other liabilities	8,379
Total liabilities	289,238
Net assets, at value	$75,841,239
Net assets consist of:	
Paid-in capital	$75,543,089
Undistributed net investment income (loss)	(466,930)
Net unrealized appreciation (depreciation)	8,817,948
Accumulated net realized gain (loss)	(8,052,868)
Net assets, at value	$75,841,239

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

April 30, 2013 (unaudited)

	Franklin India Growth Fund
Class A:	
Net assets, at value	$31,621,501
Shares outstanding	3,428,357
Net asset value per share[a]	$9.22
Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.78
Class C:	
Net assets, at value	$ 9,000,612
Shares outstanding	1,011,194
Net asset value and maximum offering price per share[a]	$8.90
Advisor Class:	
Net assets, at value	$35,219,126
Shares outstanding	3,767,969
Net asset value and maximum offering price per share	$9.35

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Financial Statements *(continued)*

Statement of Operations
for the six months ended April 30, 2013 (unaudited)

	Franklin India Growth Fund
Net investment income allocated from FT (Mauritius) Offshore Investments Limited:	
Dividends	$ 300,565
Expenses	(393,476)
Net investment income allocated from FT (Mauritius) Offshore Investments Limited	(92,911)
Expenses:	
Management fees (Note 3a)	80,636
Administrative fees (Note 3b)	73,305
Distribution fees: (Note 3c)	
Class A	46,275
Class C	44,498
Transfer agent fees: (Note 3e)	
Class A	34,496
Class C	9,640
Advisor Class	35,168
Custodian fees (Note 4)	2,862
Reports to shareholders	18,522
Registration and filing fees	26,647
Professional fees	28,810
Trustees' fees and expenses	2,561
Other	6,727
Total expenses	410,147
Expenses waived/paid by affiliates (Note 3f)	(199,737)
Net expenses	210,410
Net investment income (loss)	(303,321)
Realized and unrealized gains (losses) on investments allocated from FT (Mauritius) Offshore Investments Limited:	
Net realized gain (loss) from:	
Investments	1,069,501
Foreign currency transactions	(29,996)
Net realized gain (loss)	1,039,505
Net change in unrealized appreciation (depreciation) on:	
Investments[a]	3,109,060
Translation of assets and liabilities denominated in foreign currencies	29,948
Net change in unrealized appreciation (depreciation)	3,139,008
Net realized and unrealized gain (loss)	4,178,513
Net increase (decrease) in net assets resulting from operations	$3,875,192

[a]Includes $(37,000) of change in unrealized depreciation on other investments held by the India Growth Fund.

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Franklin India Growth Fund	
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (decrease) in net assets:		
Operations:		
Net investment income (loss)	$ (303,321)	$ (305,789)
Net realized gain (loss) from investments and foreign currency transactions	1,039,505	(9,017,855)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	3,139,008	1,514,805
Net increase (decrease) in net assets resulting from operations	3,875,192	(7,808,839)
Distributions to shareholders from net realized gains:		
Class A	—	(528,432)
Class C	—	(153,932)
Advisor Class	—	(402,851)
Total distributions to shareholders	—	(1,085,215)
Capital share transactions: (Note 2)		
Class A	(1,611,132)	(3,247,269)
Class C	(651,415)	(996,785)
Advisor Class	2,830,878	(7,650,661)
Total capital share transactions	568,331	(11,894,715)
Net increase (decrease) in net assets	4,443,523	(20,788,769)
Net assets:		
Beginning of period	71,397,716	92,186,485
End of period	$75,841,239	$ 71,397,716
Undistributed net investment income (loss) included in net assets:		
End of period	$ (466,930)	$ (163,609)

Franklin Templeton International Trust

Notes to Financial Statements (unaudited)

Franklin India Growth Fund

1. Organization and Significant Accounting Policies

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Franklin India Growth Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The Fund operates using a "master fund/feeder fund" structure and primarily invests indirectly in the securities of Indian companies through FT (Mauritius) Offshore Investments Limited (Portfolio), an entity registered with and regulated by the Mauritius Financial Services Commission, which shares the same investment objective as the Fund. The accounting policies of the Portfolio, including the Portfolio's security valuation policies, will directly affect the recorded value of the Fund's investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. At April 30, 2013, the Fund owned 100% of the outstanding shares of the Portfolio.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund's Board of Trustees (the Board), the Fund's administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Franklin India Growth Fund

1. Organization and Significant Accounting Policies *(continued)*

a. Financial Instrument Valuation *(continued)*

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Fund's investment in the Portfolio shares is valued at the Portfolio's net asset value per share. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

b. Income Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund's financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Fund's investment in the Portfolio may be subject to income and withholding taxes in Mauritius and/or India which are discussed in Note 1(c) of the Portfolio's Notes to Financial Statements.

Franklin India Growth Fund

1. Organization and Significant Accounting Policies *(continued)*

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions, including investments in the Portfolio, are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The Fund records its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses daily. In addition, the Fund accrues its own expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Notes to Financial Statements (unaudited) *(continued)*

Franklin India Growth Fund

2. Shares of Beneficial Interest

At April 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Six Months Ended April 30, 2013		Year Ended October 31, 2012	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	456,579	$ 4,173,797	1,389,531	$ 11,855,139
Shares issued in reinvestment of distributions	—	—	65,570	500,298
Shares redeemed	(642,923)	(5,784,929)	(1,869,329)	(15,602,706)
Net increase (decrease)	(186,344)	$(1,611,132)	(414,228)	$ (3,247,269)
Class C Shares:				
Shares sold	149,341	$ 1,315,527	464,263	$ 3,862,124
Shares issued in reinvestment of distributions	—	—	18,926	140,810
Shares redeemed	(226,443)	(1,966,942)	(608,397)	(4,999,719)
Net increase (decrease)	(77,102)	$ (651,415)	(125,208)	$ (996,785)
Advisor Class Shares:				
Shares sold	557,764	$ 5,147,995	2,633,731	$ 22,670,281
Shares issued in reinvestment of distributions	—	—	47,810	368,617
Shares redeemed	(258,457)	(2,317,117)	(3,711,720)	(30,689,559)
Net increase (decrease)	299,307	$ 2,830,878	(1,030,179)	$ (7,650,661)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the Portfolio and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Asset Management (India) Private Limited (FT India)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin India Growth Fund

3. Transactions with Affiliates *(continued)*

a. Management Fees

The Fund pays an investment management fee to Advisers equal to 20% of the total management fee with the remainder to be paid by the Portfolio. The total management fee is paid based on the average daily net assets of the Funds as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

Under a subadvisory agreement, FT India, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

On April 16, 2013, the Board approved the proposal to combine the Fund's investment management and administration agreements. The fees to be paid under the new combined agreement will not exceed the aggregate fees that would have been paid under the separate agreements. The new agreement went into effect on May 1, 2013.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate.

Franklin India Growth Fund

3. Transactions with Affiliates *(continued)*

c. Distribution Fees *(continued)*

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$8,540
CDSC retained	$ 417

e. Transfer Agent Fees

Each class of shares, except for the R6 share class, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets. The R6 share class pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2013, the Fund paid transfer agent fees of $79,304, of which $40,540 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses, including the Fund's share of the Portfolio's allocated expenses, (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C and Advisor Class of the Fund do not exceed 1.40%, and Class R6 does not exceed 1.22% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2014.

Notes to Financial Statements (unaudited) *(continued)*

Franklin India Growth Fund

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2013, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2012, the capital loss carryforwards were as follows:

Capital loss carryforwards:	
Short term	$2,397,770
Long term	5,023,789
Total capital loss carryforwards	$7,421,559

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At October 31, 2012, the Fund deferred late-year ordinary losses of $127,609.

At April 30, 2013, the cost of investments and net unrealized appreciation (depreciation), including the holdings of the Portfolio for income tax purposes were as follows:

Cost of investments	$64,793,669
Unrealized appreciation	$12,705,112
Unrealized depreciation	(5,616,302)
Net unrealized appreciation (depreciation)	$ 7,088,810

The Portfolio is a disregarded entity for United States Federal income tax purposes.

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, non-deductible expenses, organization costs and wash sales.

6. Investment Transactions

Purchases and sales of investments including transactions from the Portfolio (excluding short term securities) for the period ended April 30, 2013, aggregated $6,061,862 and $6,462,698, respectively.

Franklin India Growth Fund

7. Concentration of Risk

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended April 30, 2013, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

Franklin India Growth Fund

9. Fair Value Measurements *(continued)*

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At April 30, 2013, all of the Fund's investments in financial instruments and in financial instruments through the Portfolio carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FT (Mauritius) Offshore Investments Limited

Financial Highlights

(Expressed in U.S. Dollars)

	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008[a]
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$9.37	$9.88	$11.52	$ 8.26	$4.97	$10.00
Income from investment operations[b]:						
Net investment income (loss)[c]	(0.01)	0.02	(0.01)	0.02	—[d]	0.01
Net realized and unrealized gains (losses)	0.59	(0.53)	(1.63)	3.24	3.29	(5.04)
Total from investment operations	0.58	(0.51)	(1.64)	3.26	3.29	(5.03)
Net asset value, end of period	$9.95	$9.37	$ 9.88	$11.52	$8.26	$ 4.97
Total return[e]	6.19%	(5.16)%	(14.24)%	39.47%	66.20%	(50.30)%
Ratios to average net assets[f]						
Expenses	1.09%	1.08%	1.17%	1.22%	1.37%	1.40%
Net investment income (loss)	(0.26)%	0.19%	(0.08)%	0.18%	(0.06)%	0.15%
Supplemental data						
Net assets, end of period (000's)	$74,676	$70,010	$90,257	$88,225	$72,271	$34,371
Portfolio turnover rate	8.60%	41.30%	39.07%	83.21%	72.23%	45.10%

[a]For the period January 31, 2008 (commencement of operations) to October 31, 2008.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Amount rounds to less than $0.01 per share.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

FT (Mauritius) Offshore Investments Limited

Statement of Investments, April 30, 2013 (unaudited)

(Expressed in U.S. Dollars)

	Shares	Value
Common Stocks 94.5%		
India 94.5%		
Auto Components 3.2%		
Balkrishna Industries Ltd.	88,000	$ 429,796
Bosch Ltd.	6,264	1,039,642
Exide Industries Ltd.	380,000	937,524
		2,406,962
Automobiles 4.6%		
Bajaj Auto Ltd.	26,600	932,400
Mahindra & Mahindra Ltd.	93,000	1,598,938
Tata Motors Ltd., A	267,728	863,003
		3,394,341
Chemicals 2.3%		
Asian Paints Ltd.	20,000	1,744,156
Commercial Banks 18.0%		
Axis Bank Ltd.	58,000	1,613,110
HDFC Bank Ltd.	365,000	4,637,883
ICICI Bank Ltd.	232,000	5,026,559
IndusInd Bank Ltd.	147,000	1,279,695
Yes Bank Ltd.	94,000	877,929
		13,435,176
Construction & Engineering 2.5%		
Larsen & Toubro Ltd.	55,000	1,549,651
Voltas Ltd.	200,000	317,779
		1,867,430
Construction Materials 1.2%		
Grasim Industries Ltd.	16,000	873,659
Diversified Financial Services 4.2%		
Credit Analysis and Research Ltd.	36,500	490,950
Crisil Ltd.	88,500	1,474,835
Kotak Mahindra Bank Ltd.	91,000	1,196,044
		3,161,829
Electric Utilities 2.6%		
Power Grid Corp. of India Ltd.	930,000	1,943,671
Food Products 1.6%		
Nestle India Ltd.	12,800	1,187,573
Gas Utilities 1.9%		
GAIL India Ltd.	220,000	1,440,645
Independent Power Producers & Energy Traders 2.4%		
NTPC Ltd.	616,000	1,806,061
IT Services 7.2%		
Infosys Ltd.	76,500	3,184,044
Tata Consultancy Services Ltd.	41,500	1,063,880
Wipro Ltd.	168,182	1,089,885
		5,337,809

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

(Expressed in U.S. Dollars)

	Shares	Value
Common Stocks (continued)		
Machinery 3.4%		
Cummins India Ltd.	207,000	$ 1,965,314
Thermax Ltd.	53,000	562,826
		2,528,140
Media 1.6%		
Jagran Prakashan Ltd.	455,000	786,514
[a]TV18 Broadcast Ltd.	800,000	394,896
		1,181,410
Metals & Mining 2.0%		
Gujarat Mineral Development Corp. Ltd.	410,000	1,186,812
Hindalco Industries Ltd.	182,000	329,692
		1,516,504
Oil, Gas & Consumable Fuels 12.4%		
Bharat Petroleum Corp. Ltd.	116,000	895,848
Coal India Ltd.	287,000	1,703,770
Great Eastern Shipping Co. Ltd.	160,000	647,630
Oil & Natural Gas Corp. Ltd.	435,000	2,649,217
Reliance Industries Ltd.	227,800	3,344,334
		9,240,799
Personal Products 2.1%		
Marico Ltd.	378,000	1,586,354
Pharmaceuticals 10.9%		
Cadila Healthcare Ltd.	114,500	1,688,334
Cipla Ltd.	100,000	756,170
Dr. Reddy's Laboratories Ltd.	67,000	2,525,682
GlaxoSmithKline Pharmaceuticals Ltd.	18,000	755,859
Lupin Ltd.	70,000	914,948
Pfizer Ltd.	19,500	375,435
Torrent Pharmaceuticals Ltd.	88,000	1,132,272
		8,148,700
Textiles, Apparel & Luxury Goods 0.5%		
Titan Industries Ltd.	76,778	387,215
Transportation Infrastructure 0.9%		
[a]Gujarat Pipavav Port Ltd.	780,000	705,393
Wireless Telecommunication Services 9.0%		
Bharti Airtel Ltd.	940,000	5,581,168
[a]Idea Cellular Ltd.	450,000	1,111,484
		6,692,652
Total Common Stocks (Cost $61,632,681)		70,586,479
Other Assets, less Liabilities 5.5%		4,089,384
Net Assets 100.0%		$74,675,863

[a]Non-income producing.

FT (Mauritius) Offshore Investments Limited

Financial Statements

(Expressed in U.S. Dollars)

Statement of Assets and Liabilities

April 30, 2013 (unaudited)

Assets:	
Investments in securities:	
Cost	$61,632,681
Value	$70,586,479
Cash	140,237
Foreign currency, at value (cost $3,595,148)	3,629,301
Receivables:	
Investment securities sold	455,596
Dividends	11,204
Other assets	52,878
Total assets	74,875,695
Liabilities:	
Payables:	
Capital shares redeemed	95,905
Affiliates	56,418
Professional fees	16,855
Accrued expenses and other liabilities	30,654
Total liabilities	199,832
Net assets, at value	$74,675,863
Shares outstanding	7,506,837
Net asset value per share	$9.95

Financial Statements *(continued)*

(Expressed in U.S. Dollars)

Statement of Operations

for the six months ended April 30, 2013 (unaudited)

Investment income:	
Dividends	$ 300,565
Expenses:	
Management fees (Note 3a)	322,544
Administrative fees (Note 3b)	18,376
Custodian fees	27,802
Reports to shareholders	743
Professional fees	7,735
Directors' fees and expenses	5,019
Other	11,257
Total expenses	393,476
Net investment income (loss)	(92,911)
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments	1,069,501
Foreign currency transactions	(29,996)
Net realized gain (loss)	1,039,505
Net change in unrealized appreciation (depreciation) on:	
Investments	3,146,060
Translation of other assets and liabilities denominated in foreign currencies	29,948
Net change in unrealized appreciation (depreciation)	3,176,008
Net realized and unrealized gain (loss)	4,215,513
Net increase (decrease) in net assets resulting from operations	$4,122,602

FT (Mauritius) Offshore Investments Limited

Financial Statements *(continued)*

(Expressed in U.S. Dollars)

Statements of Changes in Net Assets

	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (decrease) in net assets:		
Operations:		
Net investment income (loss)	$ (92,911)	$ 143,502
Net realized gain (loss) from investments and foreign currency transactions	1,039,505	(9,017,855)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	3,176,008	1,636,805
Net increase (decrease) in net assets resulting from operations	4,122,602	(7,237,548)
Capital share transactions (Note 2)	543,495	(13,009,304)
Net increase (decrease) in net assets	4,666,097	(20,246,852)
Net assets:		
Beginning of period	70,009,766	90,256,618
End of period	$74,675,863	$ 70,009,766

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements (unaudited)

(Expressed in U.S. Dollars)

1. Organization and Significant Accounting Policies

FT (Mauritius) Offshore Investments Limited (Portfolio) is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Franklin India Growth Fund's (Fund) purchase of securities of a wide selection of Indian companies, consistent with the Fund's investment strategies and has elected to be treated as a disregarded entity for United States federal income tax purposes.

At April 30, 2013, the Fund owned 100% of the Portfolio.

The following summarizes the Portfolio's significant accounting policies.

a. Financial Instrument Valuation

The Portfolio's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund's Board of Trustees (the Board), the Fund's administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Portfolio's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Portfolio to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Portfolio follows the Fund's procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate

1. Organization and Significant Accounting Policies *(continued)*

a. Financial Instrument Valuation *(continued)*

fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Portfolio. As a result, differences may arise between the value of the Portfolio's portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Portfolio. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Portfolio's portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Portfolio may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

1. Organization and Significant Accounting Policies *(continued)*

b. Foreign Currency Translation *(continued)*

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

The Portfolio conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (Treaty). To obtain benefits under the Treaty, the Portfolio must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Portfolio has obtained a certificate from the Mauritius tax authorities and believes that such certification is evidence that it is a resident of Mauritius under the Treaty. A company which is a tax resident in Mauritius under the Treaty and has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of Indian securities but is subject to Indian withholding tax on interest earned on Indian securities up to maximum rate of 21.63% (which includes surcharges). There is no withholding tax in India in respect of dividends paid by Indian companies and such dividends are exempt in the hands of the shareholders.

The Portfolio holds a Category 1 Global Business License for the purpose of the Financial Services Act 2007 and under current laws and regulations, is subject to tax in Mauritius at the rate of 15% on its net income. However, the Portfolio is entitled to a deemed tax credit equivalent to the higher of actual foreign tax suffered or a presumed foreign tax equivalent of 80% of the Mauritian tax on its foreign source income. Thus, the effective tax rate in Mauritius should not exceed 3% (i.e. 15% less 80% of 15%). Indian companies making distributions are, however, liable to a dividend distribution tax equivalent to 16.995% of the dividends distributed. A company holding at least 10% of the share capital of an Indian company and receiving dividends from that Indian company may claim a credit for tax paid by the Indian company on its profits out of which the dividends were distributed including the dividend distribution tax. No Mauritian capital gains tax is payable on profits arising from sale of securities, and any dividends and redemption proceeds paid by the Portfolio to its shareholders will be exempt from withholding or other tax.

Notes to Financial Statements (unaudited) *(continued)*

(Expressed in U.S. Dollars)

1. Organization and Significant Accounting Policies *(continued)*

c. Income Taxes *(continued)*

The Portfolio continues to: (i) comply with the requirements of the Treaty; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Portfolio will be able to obtain the benefits of the Treaty. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Portfolio for taxes related to capital gains or dividends.

The Indian Finance Minister announced the introduction of a General Anti Avoidance Rule ("GAAR") in the Indian tax law in the 2012/2013 budget. Subsequently, following representations made by stakeholders, the implementation of the GAAR provisions has been deferred until April 1, 2016.

The Portfolio's accounting policy in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) is to account for changes in tax laws when the laws are enacted.

The India tax law also includes provisions that impose tax on certain transfers of shares of non-Indian companies that substantially derive their value from Indian assets. Uncertainty exists with respect to the application of this law on investment structures such as the Portfolio and the Fund. However, based on judgment and analysis of the facts and circumstances, management currently believes that the provisions are not likely to have a material impact on the Portfolio and the Fund.

d. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Portfolio is notified of the ex-dividend date.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Expressed in U.S. Dollars)

1. Organization and Significant Accounting Policies *(continued)*

f. Guarantees and Indemnifications

Under the Portfolio's organizational documents, the Portfolio's officers and directors are indemnified by the Portfolio against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Portfolio's shares were as follows:

	Six Months Ended April 30, 2013		Year Ended October 31, 2012	
	Shares	Amount	Shares	Amount
Shares sold	611,610	$ 6,019,623	2,538,328	$ 23,465,071
Shares redeemed	(575,871)	(5,476,128)	(4,204,065)	(36,474,375)
Net increase (decrease)	35,739	$ 543,495	(1,665,737)	$(13,009,304)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company of Franklin Advisers, Inc. (Advisers) which is the investment manager of the Portfolio.

a. Management Fees

The Portfolio pays an investment management fee to Advisers equal to 80% of the total management fee with the remainder to be paid by the Fund based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

3. Transactions with Affiliates *(continued)*

b. Administrative Fees

The Portfolio pays an administrative fee to International Financial Services Limited (IFS), a Mauritius company, an annual fee of $30,000 plus reimbursement of certain expenses. Certain directors of the Portfolio are also directors of IFS.

4. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2013, aggregated $6,061,862 and $6,462,698, respectively.

5. Concentration of Risk

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

6. Fair Value Measurements

The Portfolio follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Portfolio's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Portfolio's financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Portfolio has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At April 30, 2013, all of the Portfolio's investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

Notes to Financial Statements (unaudited) *(continued)*

(Expressed in U.S. Dollars)

7. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Portfolio believes the adoption of these ASUs will not have a material impact on its financial statements.

In April 2013, FASB issued ASU No. 2013-07, Presentation of Financial Statements (Topic 205): Liquidation Basis of Accounting. The amendments in the ASU provide clarity on when and how certain entities should apply the liquidation basis of accounting. The ASU is effective for entities that determine liquidation is imminent during interim and annual reporting periods beginning after December 15, 2013. The Portfolio is currently reviewing the requirements and believes the adoption of this ASU is only expected to have an impact on the financial statements if liquidation becomes imminent.

8. Subsequent Events

The Portfolio has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Shareholder Information

Franklin India Growth Fund

Board Review of Investment Management Agreement

At a meeting held April 16, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust, including Franklin India Growth Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's

Franklin India Growth Fund

Board Review of Investment Management Agreement *(continued)*

opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of

Franklin India Growth Fund

Board Review of Investment Management Agreement *(continued)*

its Class A shares in comparison to a performance universe selected by Lipper. The performance universe for the Fund consisted of the Fund and all retail and institutional India region funds as selected by Lipper. The Fund has been in operation for only five full annual periods. The Lipper report comparison showed the Fund's total return to be in the second-lowest performing quintile of such performance universe for the one-year period ended January 31, 2013, but on an annualized basis to be in the highest or best performing quintile of such universe during each of the previous four years. The Board found the Fund's overall comparative performance as set forth in the Lipper report to be satisfactory.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report showed the contractual investment management fee rate for the Fund to be at the median of its Lipper expense group, and its actual total expense ratio to be below the median of such group. The Board was satisfied with the expenses of the Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations

Franklin India Growth Fund

Board Review of Investment Management Agreement *(continued)*

for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The asset level of the Fund was approximately $73 million on December 31, 2012, and the Board believed the size of the Fund afforded no meaningful economies of scale.

The Fund's investment advisory services and administrative services are provided under separate agreements with a fixed fee of 20 basis points being charged under an administration agreement for the Fund. At the April 16, 2013, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for this Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fee, including breakpoints, would be the

Franklin India Growth Fund

Board Review of Investment Management Agreement *(continued)*

same as provided under the previous separate agreements and that combining such services was consistent with Lipper's methodology of considering contractual investment management fees to include any separately charged administrative fee. The Board also noted that combining the services under the new form of investment management agreement would have no impact on management's subsidization of such Fund's expenses.

Proxy Voting Policies and Procedures

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | **INTERNATIONAL** | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

Franklin India Growth Fund

Investment Manager
Franklin Advisers, Inc.

Subadvisor
Franklin Templeton Asset Management (India)
Private Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

141 S 06/13

APRIL 30, 2013

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Templeton International Trust



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GLOBAL

FRANKLIN WORLD PERSPECTIVES FUND

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Semiannual Report

Franklin World Perspectives Fund

Your Fund's Goal and Main Investments: Franklin World Perspectives Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities in developed, emerging and frontier markets across the entire market capitalization spectrum.

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **franklintempleton.com** or call **(800) 342-5236** for most recent month-end performance.*

This semiannual report for Franklin World Perspectives Fund covers the period ended April 30, 2013.

Performance Overview

Franklin World Perspectives Fund – Class A delivered a +13.15% cumulative total return for the six-month period under review. In comparison, the Fund's benchmark, the MSCI All Country World Plus Frontier Markets Index (ACWI FM), which measures stock performance in developed, emerging and frontier markets, produced a +13.79% total return.[1] You can find more of the Fund's performance data in the Performance Summary beginning on page 13.

Economic and Market Overview

The global economic recovery was mixed during the period under review. Emerging markets continued to lead the recovery as several emerging economies returned to or exceeded their pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, growth in the G-3 (U.S., eurozone and Japan) was slow by the standards of previous recoveries.

Global developed and emerging market stocks, as measured by the MSCI All Country World Index, delivered solid gains during the six months under review as redoubled policy support and continued corporate earnings strength helped buoy global markets. Developed market stocks, as measured by the MSCI World Index, outperformed their emerging market counterparts, as measured by the MSCI Emerging Markets Index, for the six-month period. Frontier markets, as

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 22.

Geographic Breakdown
Based on Total Net Assets as of 4/30/13


North America
48.9%
Europe
24.7%
Asia
15.7%
Latin America & Caribbean
3.6%
Australia & New Zealand
2.8%
Middle East & Africa
2.4%
Short-Term Investments & Other Net Assets
1.9%

measured by the MSCI Frontier Markets Index, outperformed developed and emerging markets. Emerging markets generally finished the last quarter of 2012 with resounding gains, largely due to strength in December as concerns around global growth eased. The effects of monetary easing programs implemented by governments globally were evident in the final quarter of 2012 as financial markets remained awash with liquidity. More than half of the total 2012 fund inflows into emerging markets were recorded in the fourth quarter. However, emerging market stocks as a group ended the first quarter of 2013 with declines as concerns about the crisis in Cyprus and its impact on the eurozone led investors to adopt a more risk-averse stance. Within emerging markets, the Asia Pacific region performed relatively well, with stock markets in the Philippines, Indonesia and Thailand among the best performers. In contrast, Chinese stocks as a whole underperformed their regional peers, even as China reported its first acceleration in GDP growth in two years for the fourth quarter of 2012. This development eased fears of a "hard landing" and made a steady and sustainable Chinese growth scenario for 2013 seem more likely.

Although intensifying fiscal uncertainty and budget debates in the U.S. led U.S. stock markets to underperform most other global equity markets in 2012's fourth quarter, the Federal Reserve Board's (Fed's) affirmation for continued monetary stimulus and 2012 corporate profits that expanded for a third year provided reassurance that contributed to new nominal highs for two major U.S. equity indexes amid supportive economic data in the first quarter of 2013. Many key elements of the U.S. economy continued their uptrend, including strong retail sales that reflected consumption that was seemingly undamaged by increased payroll taxes, and a housing rebound supported by large increases in home prices and purchases. Several measures of employment also improved during the period; the jobless rate fell to a post-recession low and multiple measures of consumer sentiment approached or reached five-year highs during the reporting period. Japan's introduction of an inflation target, a likely monetary policy shift, and talks of increased easing with more and wider asset purchases contributed to optimism that the country's long fight against deflation could eventually be won.

In Europe, Italy's inconclusive election results and failed attempts at forming a new coalition government, as well as the concerns about Cyprus's banking sector, re-energized the European sovereign debt crisis during the first quarter of 2013. These headwinds pressured European markets while economic conditions in the eurozone remained downbeat. Outside the eurozone, the U.K. economy slowed in 2012's fourth quarter after posting strong third-quarter growth, which, together with stressed public finances, contributed to the loss of the country's triple-A credit rating in February 2013.

Investment Strategy

While we have overall responsibility for the Fund's investments, we manage the Fund using a multi-manager approach. We consult with Franklin Templeton's local asset management teams (subadvisors) based in countries around the world to help determine regional and country allocations, and each subadvisor is responsible for selecting investments for that portion of the Fund's portfolio allocated to it. We work closely with the subadvisors to develop local portfolios of securities seeking to outperform the relevant market of each region and combine those portfolios into a single global growth equity fund. The Fund's actual exposure to various regions and markets will vary from time to time according to our and the subadvisors' opinions as to the prevailing conditions and prospects for these markets.

Using a growth-oriented investment style, we seek to invest in growth-oriented equity securities of companies in developed, emerging and frontier regions and countries around the world. When choosing equity investments for the Fund, we and the subadvisors, with the benefit of local knowledge and market insight, apply a research-driven, bottom-up, fundamental long-term approach. We focus on the market price of a company's securities relative to our and the subadvisors' evaluations of the company's long-term earnings, asset value and cash flow potential. We seek to invest in financially strong companies with favorable growth potential and sustainable competitive advantages.

Manager's Discussion

Over the past few years, coordinated quantitative easing and monetary policy decisions by central banks around the world have led to largely synchronized movements in global markets. However, over the past year, policymakers have begun to make more independent decisions based on differences in growth dynamics and economies around the world, which have led to lower correlations and greater dispersion between equity markets. While many equity indexes reached new highs by the end of the first quarter of 2013, investor sentiment continued to reflect considerable pessimism toward "risk assets," indicated by the ongoing dominance of capital flows into fixed income areas of the market despite strong equity market performance.

Europe

Stock selection in Europe, particularly in the U.K, France and Germany was a key contributor to the Fund's performance relative to its benchmark during the reporting period. From an allocation standpoint, our overweighted allocation to Ireland and underweighted allocation to Germany contributed to relative

Top 10 Countries
4/30/13

	% of Total Net Assets
U.S.	44.2%
U.K.	9.9%
Japan	4.9%
Canada	4.7%
France	3.7%
Brazil	2.9%
Australia	2.8%
South Korea	2.3%
Netherlands	2.3%
China	2.0%

performance. From a sector standpoint, the Fund benefited from overweighting and stock selection in the U.K.'s financials and consumer discretionary sectors, as well as security selection in France's financials, Germany's consumer discretionary, Ireland's industrials, Sweden's consumer discretionary and Austria's industrials sectors. In contrast, stock selection in Switzerland's consumer discretionary sector and overweighting in the Netherlands' energy sector hurt relative performance.

The Fund's holding in U.K.-based short-term financing company International Personal Finance was a leading individual contributor to relative performance.[2] During the period, the company announced fiscal year 2012 earnings numbers that were viewed as relatively positive. Investors seemed buoyed by the company's ongoing expansion plans in eastern European markets, which are believed to be growing at much faster rates than many established eurozone economies. Many analysts believe this growth should benefit the company's margins in 2013. The company also undertook a 25 million pound share repurchase program in 2012. Another contributor was Savills, a U.K.-based property advisory company that offers transactional advice, consulting, property management and financial services.[2] We believe that Savills could be well placed to take advantage if the global residential and commercial property markets rebound. Furthermore, the company has a strong balance sheet, brand name and loyal customer relationships, in our assessment. Dignity, a U.K.-based company engaged in funeral services, crematoria and pre-arranged funeral plans also added to performance.[2] In the consumer discretionary sector, a position in JM, a Swedish homebuilder, helped relative performance for the period under review.[2] JM is Sweden's largest pure play homebuilder and has a strong market share, a flexible balance sheet and business model, and a solid track record at timing building cycles. The company is supported by a limited supply of housing, mass immigration to Stockholm and robust residential ownership practices. Another individual contributor was Euler Hermes, a France-based credit insurance company operating in more than 50 countries.[2]

In contrast, positioning in the Netherlands weighed on relative performance. Our position in Fugro, a Netherlands-based geotechnical, geophysical and geoscience services company primarily serving the global oil and gas industries, lost value after the departure of a member of Fugro's supervisory board. Elsewhere, our industrials sector position in De La Rue,[2] a U.K.-based commercial security printer and papermaker, and a position in Carpetright,[2] a U.K.-based specialist floor covering and carpet retailer weighed on relative results.

2. This holding is not an index component.

The Italian elections and the crisis in Cyprus managed to cloud the outlook for the eurozone. Economic circumstances in the region also seemed somewhat bleaker as the monetary union's gross domestic product fell in 2013's first quarter, the sixth consecutive quarterly decrease. Italy, Portugal and Greece were among the countries particularly affected, but France and Germany also reported declines. During the reporting period, our weighting in Europe remained relatively stable and at period-end we had a relatively neutral position compared to the benchmark. During the reporting period we decreased our allocations to the U.K., the Netherlands, Italy and Austria, but increased our weightings in France and Germany and initiated a position in Spain.

North America

The Fund's positioning in the North American materials sector, particularly in Canada, benefited relative performance, as did our underweighted allocation to the U.S. energy sector. At the security level, Celgene and Biogen Idec in the health care sector boosted absolute and relative results. Several catalysts for Celgene's contribution included strong fourth-quarter 2012 and full-year financial results, approval by the U.S. Food & Drug Administration for a new drug that treats multiple myeloma, and the implementation of an accelerated share buyback program. In other sectors, railroad Kansas City Southern rose based on optimism of growth in freight shipments between Mexico and the U.S. arising from an improving U.S. economy. LinkedIn, an Internet-based professional networking site, reported a strong fourth quarter 2012 with better-than-expected results in all of its business lines.

However, one of the biggest overall detractors from the Fund's relative returns was stock selection in the U.S., particularly in the consumer staples, consumer discretionary and financials sectors. Among the holdings that detracted from relative performance were Whole Foods Market, athletic apparel manufacturer Under Armour, discount retailer Dollar General and information technology (IT) firm F5 Networks.[3]

Although the Fund's U.S. allocation remained underweighted at period-end, we increased the weighting during the period, particularly in the industrials, financials, telecommunication services and materials sectors. We maintained no exposure to the utilities sector. In Canada, we remained overweighted throughout the reporting period as we increased our allocation to the consumer staples sector, reduced our allocation to the consumer discretionary and materials sectors, and continued to have no exposure to the health care and utilities sectors.

Top 10 Industries
4/30/13

	% of Total Net Assets
Media	6.4%
Diversified Financial Services	6.4%
Commercial Banks	5.3%
Insurance	4.4%
Pharmaceuticals	3.5%
Oil, Gas & Consumable Fuels	3.3%
Electrical Equipment	3.2%
IT Services	3.0%
Energy Equipment & Services	3.0%
Real Estate Management & Development	2.8%

3. This holding was sold by period-end.

U.S. equity markets posted strong gains during the period under review, as investors looked past federal spending cuts and instead focused on the gradually improving economy. The employment picture continued to improve with unemployment claims declining to a five-year low, while housing and auto sales added to economic growth. Housing seems to have rebounded, as low interest rates and a lack of supply helped push prices higher in most markets. We believe growth from housing and autos is likely to help offset the effects of government spending cuts and contribute to a sustained moderate-growth environment. Corporate fundamentals remained favorable as well. Companies as a whole reported record earnings in fourth quarter 2012 and continued to enhance shareholder value through increased share repurchases and higher dividend payouts. Meanwhile, Fed policy has remained accommodative, and interest rates remain at historically low levels.

Asia Pacific (excluding Japan)

Stock selection in the region contributed to the Fund's relative performance, particularly in Taiwan's IT, South Korea's materials and Australia's consumer discretionary and materials sectors. Strong performers included Taiwanese IT companies Taiwan Semiconductor Manufacturing and TPK Holding,[3] South Korean Songwon Industrial,[2] which engages in the manufacture and sale of petrochemical products, and in China, China Overseas Land & Investment. Australia's Amcor and Indonesia's Surya Citra Media were key relative contributors. In addition, off-benchmark holdings in Hong Kong-listed Samsonite International, a luggage and travel accessories manufacturer, and JB Hi-Fi, an Australian home consumer products retailer, helped absolute and relative performance.

In contrast, the Fund's underweighted allocation to Australia and security selection in China and Malaysia weighed on relative results. Individual detractors included Parkson Retail Group, Baidu and Hong Kong Exchanges & Clearing. Parkson Retail Group offers exposure to Chinese domestic consumption through its department stores and forms part of the Parkson Holdings group that also has a presence in Malaysia and Vietnam. The stock's performance was affected by weak earnings growth arising from increased costs and reduced revenues stemming from a slowdown in China's discretionary consumption. Renewed concerns about increased competition from Qihoo and Sogou and margin pressures weighed on Chinese Internet search-engine leader Baidu. However, we believe the company continues to have an edge owing to its dominant position and could potentially make strategic acquisitions.

During the period under review, we decreased our weighting in the Asia Pacific ex-Japan region, primarily in China, Hong Kong, South Korea, Australia and

Singapore. Conversely, we increased our weightings in Taiwan and Indonesia. At period-end, however, we remained overweighted in the region relative to the benchmark.

The focus of policymakers globally decisively moved in favor of reviving growth in recent months, although challenges remained in regions such as Europe. Global growth remains tepid and weighed on export-oriented economies in emerging markets, including Asia. During the period under review, we saw particular weakness in key markets such as China, India and South Korea. However, markets in the Philippines, Australia, Thailand and Indonesia performed strongly. In addition, with developed economies such as Japan focused on aggressive monetary stimulus, currency movements should have an effect on many asset classes. We believe Asian countries could ultimately intervene in currency markets to protect their export competitiveness.

We believe Asia remains well placed in the global environment at period-end. Some Asian countries are relatively more sensitive to export demand than others and many governments have actively been trying to rebalance their economies by boosting domestic consumption and infrastructure spending. The increased focus on tightening property market speculation around Asia is likely to have only a near-term effect on sentiment, in our assessment, and could help set Asian economies on sustainable medium- to long-term growth paths.

Japan

For the period under review, Japan was among the best-performing major equity markets. Consequently, our underweighted allocation detracted from relative performance. Overweighted positions in companies such as Sumitomo Realty & Development, Toyota Industries, Keikyu and Itochu each contributed to the Fund's relative results. However, our underweighted allocations to the consumer discretionary, financials, telecommunication services, materials and consumer staples sectors limited gains. During the reporting period, we slightly increased our allocation to Japan, particularly in the industrials, materials, telecommunication services and IT sectors.

Although expectations for monetary easing by the Bank of Japan (BOJ) helped the Japanese equity market make an exceptional start in 2013, the BOJ's drastic easing initiatives announced in April were far greater in scope than had been anticipated. The BOJ planned massive bond buying that raised expectations for stimulus to a range of asset classes, including domestic equities and foreign bonds. The BOJ's moves increased the possibility of further weakening of the Japanese yen, which lifted prospects for an improvement in corporate earnings.

Top 10 Equity Holdings
4/30/13

Company *Sector/Industry, Country*	% of Total Net Assets
Apple Inc. *Computers & Peripherals, U.S.*	1.6%
Savills PLC *Real Estate Management & Development, U.K.*	1.5%
International Personal Finance PLC *Consumer Finance, U.K.*	1.4%
Euler Hermes SA *Insurance, France*	1.3%
Google Inc., A *Internet Software & Services, U.S.*	1.2%
Dignity PLC *Diversified Consumer Services, U.K.*	1.2%
Fugro NV, IDR *Energy Equipment & Services, Netherlands*	1.2%
Prysmian SpA *Electrical Equipment, Italy*	1.1%
Hiscox Ltd. *Insurance, U.K.*	1.1%
Reed Elsevier NV *Media, Netherlands*	1.1%

Latin America

Security selection in Brazil, particularly in the consumer staples, consumer discretionary and utilities sectors, contributed to relative performance. Individual contributors included overweighted positions in Companhia Brasileira de Distribuicao, which engages in retailing of food, clothing, home appliances and other products through its chain of hypermarkets and supermarkets, and an off-benchmark holding in Estacio Participacoes, which provides educational services and operates various universities, colleges and distance learning units. However, at the country level, the Fund's overweighted allocation to Brazil detracted from relative returns, as did certain positioning in the financials and industrials sectors. During the reporting period, our overall weighting in Brazil remained relatively unchanged. We decreased our allocations to the financials, utilities and industrials sectors, while increasing our allocations to consumer discretionary, consumer staples and materials.

During the period under review, the Brazilian economy continued on the path to moderate recovery, while short-term inflation worsened. The rise in inflation in the first quarter of 2013 was related, partially, to a climate-related supply shock in external and domestic grains. As a result, food prices have risen sharply since the end of 2012. The ongoing normalization of domestic agriculture production points to signs that these food price hikes could reverse in the quarters ahead. As the Brazilian central bank raised its policy rate in April, authorities have attempted to stabilize the exchange rate, which could also help moderate the pace of inflation. In addition, leading indicators are now pointing to a strong increase in investments, with improvements in capital goods production and a noticeable pick-up in the machines and equipment subsectors.

Middle East and North Africa (MENA)

Security selection in the MENA region contributed to relative performance. However, our overweighted allocation to the region detracted as the region's markets lagged those in other areas of the world. In particular, the Fund's stock selection in the United Arab Emirates (UAE), Qatar, Kuwait and Oman helped relative performance. Individual contributors included Qatar-based Gulf International Services and Emaar Properties, a leader in the UAE's real estate and construction industries. In Kuwait, banking products and services provider Burgan Bank also aided the Fund's relative performance. As we decreased our allocation to Saudi Arabia and Egypt and increased our allocation to Kuwait, our overall exposure to the region was largely unchanged.

The economic backdrop for MENA stocks in general remained positive during the reporting period. Huge stimulus efforts, particularly in the Gulf Cooperation Council (GCC) countries that generally lack the fiscal constraints of the developed world, renewed investor interest in the region, which we believe could increase further if global economic prospects for 2013 remain subdued.

While many major equity indexes reached or approached new highs by the end of the period under review, in our view, valuations remained attractive in several markets. For example, although the Standard & Poor's® 500 Index reached all-time high levels, corporate earnings were also approximately 20% higher than they were at the index's prior peak, suggesting to us additional potential for multiple expansion should valuations revert to historical norms.[4] Despite strong performance in several global equity markets, we did not see signs of overexuberance. Globally, certain markets were close to their pre-financial crisis peaks, but the broad equity indexes, at period-end, continued to be priced below their historical averages.

In 2012, quantitative easing was a major driver of increased market correlations, as liquidity pumped into the system fueled "risk assets" in a coordinated fashion. Policymakers began moving in a different direction with less coordination as the reporting period progressed, with some moves toward fiscal tightening in certain countries. It seems to us that in the short term, while the liquidity that exists in the system is unlikely to decrease, it is not likely to increase dramatically either. We believe active management will once again become more relevant and important as correlations between markets continue to decline. The U.S. economy continued to move sideways, with manufacturing showing signs of improvement but employment remaining weak. Economic indicators from Europe showed poor conditions, but we believe the region could improve in the second half of 2013. Japan exhibited signs of recovery, but the sustainability of this recovery has yet to be determined. In the U.K., the infrastructure and housing sectors were supported by measures announced in the latest government budget, as well as by quantitative easing. China's manufacturing data showed that the economy, specifically the services industry, expanded due to increased retail demand and construction. New, aggressive Japanese monetary policy helped "risk assets." However, Japanese policies also raised questions about currency stability in Asia and elsewhere. In our assessment, the Japanese move could trigger capital inflows into many emerging markets, for example, potentially pushing up inflation there. Other countries could then be forced to allow their currencies to appreciate. Growth in Asia at period-end was generally still relatively strong but not accelerating. Although risks remain, we are cautiously optimistic about global growth. Our focus remains on investing in growth markets and those companies we believe could have earnings resilience, financial strength and structural growth potential in their markets.

4. Source: FactSet. The Standard & Poor's 500 Index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. STANDARD & POOR'S®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC.

Thank you for your continued participation in Franklin World Perspectives Fund. We look forward to serving your future investment needs.





Stephen H. Dover, CFA





Purav A. Jhaveri, CFA, FRM

Portfolio Management Team
Franklin World Perspectives Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FWPAX)		Change	4/30/13	10/31/12
Net Asset Value (NAV)		+$1.20	$11.30	$10.10
Distributions (11/1/12–4/30/13)				
Dividend Income	$0.1168			
Class C (Symbol: n/a)		**Change**	**4/30/13**	**10/31/12**
Net Asset Value (NAV)		+$1.21	$11.25	$10.04
Distributions (11/1/12–4/30/13)				
Dividend Income	$0.0511			
Class R (Symbol: n/a)		**Change**	**4/30/13**	**10/31/12**
Net Asset Value (NAV)		+$1.20	$11.27	$10.07
Distributions (11/1/12–4/30/13)				
Dividend Income	$0.0783			
Advisor Class (Symbol: FWPZX)		**Change**	**4/30/13**	**10/31/12**
Net Asset Value (NAV)		+$1.19	$11.31	$10.12
Distributions (11/1/12–4/30/13)				
Dividend Income	$0.1279			

Performance[1]

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Class R/Advisor Class:*** *no sales charges.*

Class A		6-Month	1-Year	Inception (12/16/10)
Cumulative Total Return[2]		+13.15%	+10.96%	+15.66%
Average Annual Total Return[3]		+6.61%	+4.56%	+3.71%
Value of $10,000 Investment[4]		$10,661	$10,456	$10,901
Avg. Ann. Total Return (3/31/13)[5]			+1.97%	+2.87%
Total Annual Operating Expenses[6]				
Without Waiver	2.20%			
With Waiver	1.59%			
Class C		**6-Month**	**1-Year**	**Inception (12/16/10)**
Cumulative Total Return[2]		+12.71%	+10.19%	+13.85%
Average Annual Total Return[3]		+11.71%	+9.19%	+5.63%
Value of $10,000 Investment[4]		$11,171	$10,919	$11,385
Avg. Ann. Total Return (3/31/13)[5]			+6.42%	+4.84%
Total Annual Operating Expenses[6]				
Without Waiver	2.90%			
With Waiver	2.29%			
Class R		**6-Month**	**1-Year**	**Inception (12/16/10)**
Cumulative Total Return[2]		+12.87%	+10.46%	+14.60%
Average Annual Total Return[3]		+12.87%	+10.46%	+5.92%
Value of $10,000 Investment[4]		$11,287	$11,046	$11,460
Avg. Ann. Total Return (3/31/13)[5]			+7.69%	+5.15%
Total Annual Operating Expenses[6]				
Without Waiver	2.40%			
With Waiver	1.79%			
Advisor Class		**6-Month**	**1-Year**	**Inception (12/16/10)**
Cumulative Total Return[2]		+13.15%	+11.06%	+15.96%
Average Annual Total Return[3]		+13.15%	+11.06%	+6.45%
Value of $10,000 Investment[4]		$11,315	$11,106	$11,596
Avg. Ann. Total Return (3/31/13)[5]			+8.29%	+5.69%
Total Annual Operating Expenses[6]				
Without Waiver	1.90%			
With Waiver	1.29%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236.***

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired Fund fees and expenses) for each class of the Fund do not exceed 1.25% (other than certain nonroutine expenses) until 2/28/14.

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging market countries involve heightened risks related to the same factors, in addition to those associated with these markets' smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Smaller company stocks have historically had more price volatility than large-company stocks, particularly over the short term. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Fund investment results reflect the expense reduction, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.
6. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12–4/30/13
Actual	$1,000	$1,131.50	$ 7.08
Hypothetical (5% return before expenses)	$1,000	$1,018.15	$ 6.71
Class C			
Actual	$1,000	$1,127.10	$10.76
Hypothetical (5% return before expenses)	$1,000	$1,014.68	$10.19
Class R			
Actual	$1,000	$1,128.70	$ 9.24
Hypothetical (5% return before expenses)	$1,000	$1,016.12	$ 8.75
Advisor Class			
Actual	$1,000	$1,131.50	$ 6.61
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$ 6.26

*Expenses are calculated using the most recent expense ratio, net of expense waivers, annualized for each class (A: 1.34%; C: 2.04%; R: 1.75%; and Advisor: 1.25%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton International Trust

Financial Highlights

Franklin World Perspectives Fund

Class A	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011[a]
Per share operating performance			
(for a share outstanding throughout the period)			
Net asset value, beginning of period	$10.10	$ 9.63	$10.00
Income from investment operations[b]:			
Net investment income[c]	0.04	0.07	0.05
Net realized and unrealized gains (losses)	1.28	0.50	(0.41)
Total from investment operations	1.32	0.57	(0.36)
Less distributions from net investment income	(0.12)	(0.10)	(0.01)
Net asset value, end of period	$11.30	$10.10	$ 9.63
Total return[d]	13.15%	5.97%	(3.64)%
Ratios to average net assets[e]			
Expenses before waiver and payments by affiliates	1.86%	1.98%	2.29%
Expenses net of waiver and payments by affiliates	1.34%	1.37%	1.33%[f]
Net investment income	0.78%	0.67%	0.54%
Supplemental data			
Net assets, end of period (000's)	$14,854	$12,752	$11,796
Portfolio turnover rate	39.85%	62.96%	71.86%

[a]For the period December 16, 2010 (commencement of operations) to October 31, 2011.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin World Perspectives Fund

Class C	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011[a]
Per share operating performance			
(for a share outstanding throughout the period)			
Net asset value, beginning of period	$10.04	$ 9.57	$10.00
Income from investment operations[b]:			
Net investment income (loss)[c]	—[d]	—[d]	(0.01)
Net realized and unrealized gains (losses)	1.26	0.52	(0.41)
Total from investment operations	1.26	0.52	(0.42)
Less distributions from net investment income	(0.05)	(0.05)	(0.01)
Net asset value, end of period	$11.25	$10.04	$ 9.57
Total return[e]	12.71%	5.38%	(4.14)%
Ratios to average net assets[f]			
Expenses before waiver and payments by affiliates	2.56%	2.62%	3.00%
Expenses net of waiver and payments by affiliates	2.04%	2.01%	2.04%[g]
Net investment income (loss)	0.08%	0.03%	(0.17)%
Supplemental data			
Net assets, end of period (000's)	$3,196	$2,820	$2,689
Portfolio turnover rate	39.85%	62.96%	71.86%

[a]For the period December 16, 2010 (commencement of operations) to October 31, 2011.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin World Perspectives Fund

Class R	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011[a]
Per share operating performance			
(for a share outstanding throughout the period)			
Net asset value, beginning of period	$10.07	$ 9.60	$10.00
Income from investment operations[b]:			
Net investment income[c]	0.02	0.03	0.01
Net realized and unrealized gains (losses)	1.26	0.51	(0.40)
Total from investment operations	1.28	0.54	(0.39)
Less distributions from net investment income	(0.08)	(0.07)	(0.01)
Net asset value, end of period	$11.27	$10.07	$ 9.60
Total return[d]	12.87%	5.70%	(3.94)%
Ratios to average net assets[e]			
Expenses before waiver and payments by affiliates	2.27%	2.36%	2.71%
Expenses net of waiver and payments by affiliates	1.75%	1.75%	1.75%[f]
Net investment income	0.37%	0.29%	0.12%
Supplemental data			
Net assets, end of period (000's)	$2,819	$2,517	$2,399
Portfolio turnover rate	39.85%	62.96%	71.86%

[a] For the period December 16, 2010 (commencement of operations) to October 31, 2011.
[b] The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c] Based on average daily shares outstanding.
[d] Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[e] Ratios are annualized for periods less than one year.
[f] Benefit of expense reduction rounds to less than 0.01%.

Financial Highlights *(continued)*

Franklin World Perspectives Fund

Advisor Class	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011[a]
Per share operating performance			
(for a share outstanding throughout the period)			
Net asset value, beginning of period	$10.12	$ 9.64	$10.00
Income from investment operations[b]:			
Net investment income[c]	0.05	0.08	0.05
Net realized and unrealized gains (losses)	1.27	0.51	(0.40)
Total from investment operations	1.32	0.59	(0.35)
Less distributions from net investment income	(0.13)	(0.11)	(0.01)
Net asset value, end of period	$11.31	$10.12	$ 9.64
Total return[d]	13.15%	6.25%	(3.54)%
Ratios to average net assets[e]			
Expenses before waiver and payments by affiliates	1.77%	1.86%	2.21%
Expenses net of waiver and payments by affiliates	1.25%	1.25%	1.25%[f]
Net investment income	0.87%	0.79%	0.62%
Supplemental data			
Net assets, end of period (000's)	$11,948	$10,662	$10,047
Portfolio turnover rate	39.85%	62.96%	71.86%

[a]For the period December 16, 2010 (commencement of operations) to October 31, 2011.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Benefit of expense reduction rounds to less than 0.01%.

Franklin Templeton International Trust

Statement of Investments, April 30, 2013 (unaudited)

Franklin World Perspectives Fund	Industry	Shares/ Units/Rights	Value
Common Stocks and Other Equity Interests 96.5%			
Australia 2.8%			
Amcor Ltd.	Containers & Packaging	9,029	$ 92,600
BHP Billiton Ltd.	Metals & Mining	3,341	113,293
Brambles Ltd.	Commercial Services & Supplies	3,760	34,000
Commonwealth Bank of Australia	Commercial Banks	795	60,553
Computershare Ltd.	IT Services	8,991	92,584
CSL Ltd.	Biotechnology	1,092	71,296
FlexiGroup Ltd.	Consumer Finance	3,770	16,420
JB Hi-Fi Ltd.	Specialty Retail	2,797	46,408
Rio Tinto Ltd.	Metals & Mining	343	19,848
SAI Global Ltd.	Professional Services	4,281	15,671
[a]Shopping Centres Australasia Property Group	Real Estate Investment Trusts (REITs)	516	867
SPDR S&P ASX 200 Fund ETF	Diversified Financial Services	3,780	191,838
Westpac Banking Corp.	Commercial Banks	884	30,985
Woolworths Ltd.	Food & Staples Retailing	1,838	69,398
WorleyParsons Ltd.	Energy Equipment & Services	2,446	57,756
			913,517
Austria 0.3%			
Flughafen Wien AG	Transportation Infrastructure	1,570	97,304
Belgium 0.7%			
Anheuser-Busch InBev NV	Beverages	2,268	215,758
Brazil 1.9%			
Aliansce Shopping Centers SA	Real Estate Management & Development	6,000	68,036
BM&F BOVESPA SA	Diversified Financial Services	11,500	79,598
[a]Companhia Brasileira de Distribuicao, rts., 5/21/13	Food & Staples Retailing	1	4
Companhia de Bebidas das Americas (AmBev)	Beverages	2,500	102,211
Companhia de Saneamento Basico do Estado de Sao Paulo	Water Utilities	3,900	54,670
Cyrela Brazil Realty SA Empreendimentos e Participacoes	Household Durables	8,900	80,416
Ecorodovias Infraestrutura e Logistica SA	Transportation Infrastructure	6,500	56,522
[a]Estacio Participacoes SA	Diversified Consumer Services	3,700	87,831
Petroleo Brasileiro SA	Oil, Gas & Consumable Fuels	8,500	81,135
			610,423
Canada 4.7%			
Agrium Inc.	Chemicals	200	18,335
Bank of Montreal	Commercial Banks	600	37,637
Bank of Nova Scotia	Commercial Banks	1,425	82,174
Bonavista Energy Corp.	Oil, Gas & Consumable Fuels	1,700	26,917
Brookfield Asset Management Inc., A	Real Estate Management & Development	1,976	76,256
Canadian Imperial Bank of Commerce	Commercial Banks	950	75,983
Canadian National Railway Co.	Road & Rail	900	88,119
Canadian Natural Resources Ltd.	Oil, Gas & Consumable Fuels	2,050	60,136
Cenovus Energy Inc.	Oil, Gas & Consumable Fuels	1,425	42,650

Franklin World Perspectives Fund	Industry	Shares/ Units/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Canada (continued)			
Enbridge Inc.	Oil, Gas & Consumable Fuels	950	$ 45,211
Franco-Nevada Corp.	Metals & Mining	525	22,858
Gildan Activewear Inc.	Textiles, Apparel & Luxury Goods	950	38,204
Home Capital Group Inc.	Thrifts & Mortgage Finance	525	30,124
IGM Financial Inc.	Capital Markets	925	41,220
MacDonald Dettwiler and Associates Ltd.	Software	740	53,457
Manulife Financial Corp.	Insurance	2,150	31,780
Metro Inc., A	Food & Staples Retailing	875	59,344
[a]Nuvista Energy Ltd.	Oil, Gas & Consumable Fuels	7,325	53,228
Potash Corp. of Saskatchewan Inc.	Chemicals	1,225	51,561
Power Corp. of Canada	Insurance	2,150	57,904
Power Financial Corp.	Insurance	2,025	59,824
Rogers Communications Inc., B	Wireless Telecommunication Services	1,125	55,493
Royal Bank of Canada	Commercial Banks	1,375	82,963
Saputo Inc.	Food Products	475	24,458
Savanna Energy Services Corp.	Energy Equipment & Services	4,950	34,643
SNC-Lavalin Group Inc., A	Construction & Engineering	1,500	64,744
Suncor Energy Inc.	Oil, Gas & Consumable Fuels	700	21,827
Thomson Reuters Corp.	Media	2,475	82,922
The Toronto-Dominion Bank	Commercial Banks	775	63,540
TransCanada Corp.	Oil, Gas & Consumable Fuels	1,450	71,885
			1,555,397
Chile 0.2%			
iShares MSCI Chile Capped Investable Market Index Fund ETF	Diversified Financial Services	1,194	74,912
China 2.0%			
[a]Baidu Inc., ADR	Internet Software & Services	580	49,793
China Construction Bank Corp., H	Commercial Banks	101,000	84,599
China Merchants Bank Co. Ltd., H	Commercial Banks	23,000	49,023
China Mobile Ltd.	Wireless Telecommunication Services	1,500	16,430
China Overseas Land & Investment Ltd.	Real Estate Management & Development	44,000	134,663
China Resources Gas Group Ltd.	Gas Utilities	8,000	22,422
China Resources Land Ltd.	Real Estate Management & Development	12,000	36,262
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	11,500	40,679
CNOOC Ltd.	Oil, Gas & Consumable Fuels	11,000	20,469
Dongfeng Motor Group Co. Ltd., H	Automobiles	72,000	107,628
Hengan International Group Co. Ltd.	Personal Products	4,000	41,443
Parkson Retail Group Ltd.	Multiline Retail	44,500	24,257
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	28,000	35,613
			663,281

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin World Perspectives Fund	Industry	Shares/ Units/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Egypt 0.1%			
[a]OCI NV	Construction & Engineering	702	$ 21,060
France 3.7%			
Euler Hermes SA	Insurance	4,427	422,605
Legrand SA	Electrical Equipment	7,403	344,916
[a]Lyxor ETF Eastern Europe (CECE EUR)	Diversified Financial Services	3,949	89,538
Neopost SA	Office Electronics	4,381	288,106
Nexans SA	Electrical Equipment	1,864	85,521
			1,230,686
Germany 1.0%			
GFK AG	Media	5,703	325,371
Hong Kong 1.1%			
[b]AIA Group Ltd., 144A	Insurance	15,400	68,366
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	9,900	118,800
[a]Galaxy Entertainment Group Ltd.	Hotels, Restaurants & Leisure	2,000	8,917
Hong Kong Exchanges & Clearing Ltd.	Diversified Financial Services	4,915	82,655
Sa Sa International Holdings Ltd.	Specialty Retail	8,000	8,371
Samsonite International SA	Textiles, Apparel & Luxury Goods	27,000	66,386
			353,495
India 0.9%			
[a,c]Franklin India Growth Fund, Advisor Class	Diversified Financial Services	30,929	288,879
Indonesia 0.6%			
PT Astra International Tbk	Automobiles	39,000	29,483
PT Bank Central Asia Tbk	Commercial Banks	31,000	34,276
PT Bank Rakyat Indonesia (Persero) Tbk	Commercial Banks	21,000	20,304
PT Kalbe Farma Tbk	Pharmaceuticals	277,000	39,602
[d]PT Surya Citra Media Tbk	Media	167,485	48,234
PT Unilever Indonesia Tbk	Household Products	13,000	35,099
			206,998
Ireland 0.8%			
DCC PLC	Industrial Conglomerates	7,222	264,261
Israel 0.2%			
[a]Check Point Software Technologies Ltd.	Software	1,320	61,538
Italy 1.1%			
Prysmian SpA	Electrical Equipment	18,648	376,410
Japan 4.9%			
CANON Inc.	Office Electronics	1,505	53,962
Chubu Electric Power Co. Inc.	Electric Utilities	3,400	43,985
Coca-Cola West Company Ltd.	Beverages	5,871	106,368
FANUC Corp.	Machinery	279	42,075
Hitachi Ltd.	Electronic Equipment, Instruments & Components	9,194	58,668

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin World Perspectives Fund	Industry	Shares/ Units/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Japan (continued)			
Honda Motor Co. Ltd.	Automobiles	1,845	$ 73,346
INPEX Corp.	Oil, Gas & Consumable Fuels	4	19,287
ITOCHU Corp.	Trading Companies & Distributors	5,985	73,987
KDDI Corp.	Wireless Telecommunication Services	738	35,433
Keihin Electric Express Railway Co. Ltd.	Road & Rail	7,073	78,222
Keyence Corp.	Electronic Equipment, Instruments & Components	179	56,744
Komatsu Ltd.	Machinery	1,916	52,266
Mitsubishi Corp.	Trading Companies & Distributors	3,315	59,447
Mitsubishi UFJ Financial Group Inc.	Commercial Banks	14,058	95,619
Nippon Steel Sumitomo Metal	Metals & Mining	13,551	36,006
Nomura Holdings Inc.	Capital Markets	5,258	42,776
Oriental Land Co. Ltd.	Hotels, Restaurants & Leisure	406	65,643
Shin-Etsu Chemical Co. Ltd.	Chemicals	948	63,800
SOFTBANK Corp.	Wireless Telecommunication Services	773	38,263
Sumitomo Mitsui Financial Group Inc.	Commercial Banks	1,868	88,250
Sumitomo Realty & Development Co. Ltd.	Real Estate Management & Development	1,614	76,167
T&D Holdings Inc.	Insurance	4,828	56,069
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	1,939	106,424
Toyota Industries Corp.	Auto Components	1,842	75,211
Toyota Motor Corp.	Automobiles	2,106	121,855
			1,619,873
Kuwait 0.3%			
Burgan Bank SAK	Commercial Banks	15,891	32,997
Kuwait Projects Co. Holding KSC	Diversified Financial Services	20,216	30,593
Mobile Telecommunications Co.	Wireless Telecommunication Services	12,556	33,142
			96,732
Luxembourg 0.2%			
L'Occitane International SA	Specialty Retail	17,250	50,015
Malaysia 0.3%			
Malayan Banking Bhd.	Commercial Banks	5,400	17,074
Nestle (Malaysia) Bhd.	Food Products	3,400	69,062
Public Bank Bhd., fgn.	Commercial Banks	3,500	18,889
			105,025
Mexico 0.5%			
iShares MSCI Mexico Capped Investable Market Index Fund ETF	Diversified Financial Services	2,124	153,671

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin World Perspectives Fund	Industry	Shares/ Units/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Netherlands 2.3%			
Fugro NV, IDR	Energy Equipment & Services	6,820	$ 394,442
Reed Elsevier NV	Media	21,965	356,311
			750,753
Norway 0.3%			
TGS Nopec Geophysical Co. ASA	Energy Equipment & Services	2,978	106,567
Oman 0.1%			
Bank Muscat SAOG	Commercial Banks	22,351	35,878
Qatar 0.3%			
Gulf International Services QSC	Energy Equipment & Services	2,628	29,413
Industries Qatar QSC	Industrial Conglomerates	604	28,534
Qatar National Bank	Commercial Banks	824	30,553
			88,500
Russia 0.6%			
[a] db x-trackers MSCI Russia Capped Index ETF	Diversified Financial Services	7,337	210,242
Singapore 0.9%			
ComfortDelGro Corp. Ltd.	Road & Rail	18,000	29,004
Ezion Holdings Ltd.	Energy Equipment & Services	5,000	8,280
OSIM International Ltd.	Specialty Retail	13,000	21,053
Parkson Retail Asia Ltd.	Multiline Retail	2,000	2,679
[b] Parkson Retail Asia Ltd., 144A	Multiline Retail	9,000	12,054
SATS Ltd.	Transportation Infrastructure	7,000	17,899
Singapore Exchange Ltd.	Diversified Financial Services	13,000	78,935
Singapore Technologies Engineering Ltd.	Aerospace & Defense	6,000	21,430
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	21,000	66,994
StarHub Ltd.	Wireless Telecommunication Services	8,000	30,717
United Overseas Bank Ltd.	Commercial Banks	1,000	17,331
			306,376
South Africa 0.8%			
[a] CS ETF (IE)	Diversified Financial Services	453	52,308
iShares MSCI South Africa Index Fund ETF	Diversified Financial Services	3,074	197,351
			249,659
South Korea 2.3%			
[a] E-Mart Co. Ltd.	Food & Staples Retailing	131	25,567
Hana Financial Group Inc.	Commercial Banks	1,760	56,238
Hankook Tire Co. Ltd.	Auto Components	630	27,394
Hyundai Department Store Co. Ltd.	Multiline Retail	163	23,675
Hyundai Engineering & Construction Co. Ltd.	Construction & Engineering	487	25,552
Hyundai Heavy Industries Co. Ltd.	Machinery	120	21,895
Hyundai Motor Co.	Automobiles	225	40,747
Hyundai Wia Corp.	Auto Components	172	22,171
[a] Kolao Holdings	Specialty Retail	1,160	31,590

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin World Perspectives Fund	Industry	Shares/ Units/Rights	Value
Common Stocks and Other Equity Interests (continued)			
South Korea (continued)			
[a]Korea Electric Power Corp.	Electric Utilities	880	$ 25,283
LG Electronics Inc.	Household Durables	650	51,983
[a]Mediaplex Inc./South Korea	Media	13,536	35,019
Samsung C&T Corp.	Trading Companies & Distributors	440	23,566
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	199	274,580
[a]SK Hynix Semiconductor Inc.	Semiconductors & Semiconductor Equipment	1,550	42,070
Songwon Industrial Co. Ltd.	Chemicals	2,350	32,105
			759,435
Spain 0.8%			
[a]Mediaset Espana Comunicacion SA	Media	32,497	255,064
Sri Lanka 0.0%[†]			
Nestle Lanka PLC	Food Products	1,070	15,279
Sweden 1.0%			
JM AB	Household Durables	14,430	324,842
Switzerland 2.0%			
[a]Dufry AG	Specialty Retail	2,255	300,505
Roche Holding AG	Pharmaceuticals	1,418	354,443
			654,948
Taiwan 1.8%			
Catcher Technology Co. Ltd.	Computers & Peripherals	7,000	35,487
Cheng Shin Rubber Industry Co. Ltd.	Auto Components	12,000	40,651
[a]Cleanaway Co. Ltd.	Commercial Services & Supplies	4,000	32,554
Epistar Corp.	Semiconductors & Semiconductor Equipment	25,000	44,083
FLEXium Interconnect Inc.	Electronic Equipment, Instruments & Components	11,000	36,406
Giant Manufacturing Co. Ltd.	Leisure Equipment & Products	5,000	30,010
Ginko International Co. Ltd.	Health Care Equipment & Supplies	2,000	37,097
Grape King Inc.	Personal Products	10,000	35,944
Les Enphants Co. Ltd.	Specialty Retail	47,000	33,628
Makalot Industrial Co. Ltd.	Textiles, Apparel & Luxury Goods	8,000	33,910
Poya Co. Ltd.	Multiline Retail	8,000	28,077
Taiwan Acceptance Corp.	Consumer Finance	13,000	33,723
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	39,570	146,928
Win Semiconductors Corp.	Semiconductors & Semiconductor Equipment	31,000	36,162
			604,660

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin World Perspectives Fund	Industry	Shares/ Units/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Thailand 0.7%			
Bangkok Bank PCL, fgn.	Commercial Banks	3,320	$ 25,743
BEC World PCL, fgn.	Media	11,000	25,175
CP All PCL, fgn.	Food & Staples Retailing	5,100	7,665
Kasikornbank PCL, fgn.	Commercial Banks	6,200	45,746
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	7,400	82,405
Siam Commercial Bank PCL, fgn.	Commercial Banks	4,790	30,434
			217,168
United Arab Emirates 0.2%			
Emaar Properties PJSC	Real Estate Management & Development	16,680	25,473
First Gulf Bank PJSC	Commercial Banks	7,407	30,043
			55,516
United Kingdom 9.9%			
The Berkeley Group Holdings PLC	Household Durables	10,611	343,602
[a]Carpetright PLC	Specialty Retail	13,852	134,221
Cineworld Group PLC	Media	30,111	135,182
Clarkson PLC	Marine	10,638	270,359
De La Rue PLC	Commercial Services & Supplies	5,540	80,123
Diageo PLC	Beverages	3,101	94,599
Dignity PLC	Diversified Consumer Services	18,540	396,157
Hiscox Ltd.	Insurance	41,080	358,166
Imperial Tobacco Group PLC	Tobacco	6,116	218,616
International Personal Finance PLC	Consumer Finance	59,696	472,251
Reckitt Benckiser Group PLC	Household Products	3,582	261,335
Savills PLC	Real Estate Management & Development	53,207	479,395
			3,244,006
United States 44.2%			
Abbott Laboratories	Health Care Equipment & Supplies	4,500	166,140
ACE Ltd.	Insurance	2,960	263,854
[a]Actavis Inc.	Pharmaceuticals	2,500	264,325
Aflac Inc.	Insurance	2,540	138,278
Airgas Inc.	Chemicals	1,270	122,745
Allergan Inc.	Pharmaceuticals	2,390	271,384
[a]Amazon.com Inc.	Internet & Catalog Retail	800	203,048
American Tower Corp.	Real Estate Investment Trusts (REITs)	3,200	268,768
[a]ANSYS Inc.	Software	1,600	129,376
Apple Inc.	Computers & Peripherals	1,200	531,300
[a]Biogen Idec Inc.	Biotechnology	1,030	225,498
[a]BorgWarner Inc.	Auto Components	1,630	127,417
Bristol-Myers Squibb Co.	Pharmaceuticals	3,200	127,104
[a]Celgene Corp.	Biotechnology	2,340	276,284
[a]Cerner Corp.	Health Care Technology	1,750	169,347

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Franklin World Perspectives Fund	Industry	Shares/ Units/Rights	Value
Common Stocks and Other Equity Interests (continued)			
United States (continued)			
ᵃCharter Communications Inc., A	Media	700	$ 70,518
Chevron Corp.	Oil, Gas & Consumable Fuels	2,080	253,781
ᵃChipotle Mexican Grill Inc.	Hotels, Restaurants & Leisure	250	90,797
The Coca-Cola Co.	Beverages	3,890	164,664
ᵃCognizant Technology Solutions Corp., A	IT Services	240	15,552
Danaher Corp.	Industrial Conglomerates	2,650	161,491
ᵃDaVita HealthCare Partners Inc.	Health Care Providers & Services	1,120	132,888
Dick's Sporting Goods Inc.	Specialty Retail	2,100	101,010
ᵃDIRECTV	Media	2,020	114,251
ᵃDiscovery Communications Inc., C	Media	2,930	207,708
ᵃDollar General Corp.	Multiline Retail	2,740	142,727
ᵃeBay Inc.	Internet Software & Services	3,400	178,126
Ecolab Inc.	Chemicals	4,000	338,480
ᵃExpress Scripts Holding Co.	Health Care Providers & Services	2,180	129,427
ᵃFacebook Inc., A	Internet Software & Services	2,760	76,618
Fastenal Co.	Trading Companies & Distributors	2,000	98,100
ᵃGilead Sciences Inc.	Biotechnology	4,590	232,438
ᵃGoogle Inc., A	Internet Software & Services	490	404,039
Honeywell International Inc.	Aerospace & Defense	930	68,392
ᵃHub Group Inc., A	Air Freight & Logistics	2,620	96,023
ᵃIllumina Inc.	Life Sciences Tools & Services	1,860	120,323
ᵃIntercontinentalExchange Inc.	Diversified Financial Services	640	104,275
International Business Machines Corp.	IT Services	790	160,007
iShares S&P Global Energy Sector Index Fund ETF	Diversified Financial Services	1,919	76,741
ᵃJacobs Engineering Group Inc.	Construction & Engineering	1,390	70,167
Kansas City Southern	Road & Rail	940	102,526
ᵃLinkedIn Corp., A	Internet Software & Services	730	140,226
MasterCard Inc., A	IT Services	550	304,111
McKesson Corp.	Health Care Providers & Services	970	102,645
Mead Johnson Nutrition Co., A	Food Products	1,500	121,635
Microchip Technology Inc.	Semiconductors & Semiconductor Equipment	3,910	142,402
National Oilwell Varco Inc.	Energy Equipment & Services	2,300	150,006
ᵃNetSuite Inc.	Software	1,000	87,960
Nielsen Holdings NV	Professional Services	2,840	98,321
Noble Energy Inc.	Oil, Gas & Consumable Fuels	1,950	220,915
ᵃNuance Communications Inc.	Software	6,000	114,240
Oracle Corp.	Software	5,170	169,473
Pall Corp.	Machinery	2,330	155,434
PepsiCo Inc.	Beverages	2,440	201,227
Praxair Inc.	Chemicals	1,540	176,022
Precision Castparts Corp.	Aerospace & Defense	1,020	195,116

Franklin World Perspectives Fund	Industry	Shares/ Units/Rights	Value
Common Stocks and Other Equity Interests (continued)			
United States (continued)			
[a]Priceline.com Inc.	Internet & Catalog Retail	130	$ 90,479
QUALCOMM Inc.	Communications Equipment	4,250	261,885
Ralph Lauren Corp.	Textiles, Apparel & Luxury Goods	1,010	183,396
[a]Red Hat Inc.	Software	820	39,303
Rockwell Automation Inc.	Electrical Equipment	830	70,367
Roper Industries Inc.	Electrical Equipment	1,390	166,313
[a]Salesforce.com Inc.	Software	4,400	180,884
[a]SBA Communications Corp.	Wireless Telecommunication Services	3,210	253,558
Schlumberger Ltd.	Energy Equipment & Services	2,800	208,404
[a]Signature Bank/New York NY	Commercial Banks	2,600	186,186
Sirius XM Radio Inc.	Media	60,000	195,000
Starwood Hotels & Resorts Worldwide Inc.	Hotels, Restaurants & Leisure	1,360	87,747
[a]Stericycle Inc.	Commercial Services & Supplies	1,700	184,144
T. Rowe Price Group Inc.	Capital Markets	4,100	297,250
Tractor Supply Co.	Specialty Retail	780	83,593
TransDigm Group Inc.	Aerospace & Defense	1,100	161,480
[a]Trimble Navigation Ltd.	Electronic Equipment, Instruments & Components	3,450	99,153
[a]Under Armour Inc., A	Textiles, Apparel & Luxury Goods	2,520	143,842
Union Pacific Corp.	Road & Rail	1,500	221,940
[a]United Rentals Inc.	Trading Companies & Distributors	2,500	131,525
United Technologies Corp.	Aerospace & Defense	800	73,032
Vanguard Consumer Staples ETF	Diversified Financial Services	1,440	149,299
Vanguard Energy ETF	Diversified Financial Services	680	76,058
Vanguard Financials ETF	Diversified Financial Services	3,935	153,662
[a]Vantiv Inc., A	IT Services	4,780	107,693
Visa Inc., A	IT Services	1,850	311,651
The Walt Disney Co.	Media	4,000	251,360
[a]Waters Corp.	Life Sciences Tools & Services	750	69,300
Wells Fargo & Co.	Commercial Banks	4,800	182,304
[a]WhiteWave Foods Co., A	Food Products	5,100	86,241
Whole Foods Market Inc.	Food & Staples Retailing	1,800	158,976
Wynn Resorts Ltd.	Hotels, Restaurants & Leisure	650	89,245
Xilinx Inc.	Semiconductors & Semiconductor Equipment	4,600	174,386
			14,505,326
Total Common Stocks and Other Equity Interests (Cost $26,060,019)			31,668,825

Franklin World Perspectives Fund	Industry	Shares/ Units/Rights	Value
ᵃ**Participatory Notes 0.6%**			
Saudi Arabia 0.6%			
HSBC Bank PLC,			
Al Rajhi Bank, 8/13/14	Commercial Banks	1,300	$ 22,878
Banque Saudi Fransi, 2/23/15	Commercial Banks	2,921	23,210
Dar Al Arkan Real Estate Development Co., 8/10/15	Real Estate Management & Development	10,667	24,176
[b]Etihad Etisalat Co., 144A, 12/05/14	Wireless Telecommunication Services	1,166	24,872
National Industrialization Co., 8/13/14	Industrial Conglomerates	3,644	25,360
[b]Samba Financial Group, 144A, 8/13/14	Commercial Banks	1,988	24,066
[b]Saudi Basic Industries Corp., 144A, 8/04/14	Chemicals	970	23,472
Merrill Lynch International & Co. CV, Al Tayyar Travel Group, 6/10/15	Hotels, Restaurants & Leisure	1,303	25,363
Total Participatory Notes (Cost $193,820)			193,397
Preferred Stocks 1.0%			
Brazil 1.0%			
Banco Industrial e Comercial SA, pfd.	Commercial Banks	15,900	44,895
Companhia Brasileira de Distribuicao, pfd., A	Food & Staples Retailing	1,100	60,514
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	20,120	99,544
Suzano Papel e Celulose SA, pfd., A	Paper & Forest Products	16,100	58,494
Vale SA, pfd., A	Metals & Mining	4,500	72,909
Total Preferred Stocks (Cost $322,056)			336,356
		Principal Amount*	
Convertible Bonds (Cost $738) 0.0%[†]			
Oman 0.0%[†]			
Bank Muscat SAOG, cvt., 4.50%, 3/20/16	Commercial Banks	2,843 OMR	801
Total Investments before Short Term Investments (Cost $26,576,633)			32,199,379
Short Term Investments (Cost $250,000) 0.8%			
U.S. Government and Agency Securities 0.8%			
United States 0.8%			
[f]FHLB, 5/01/13		250,000	250,000
Total Investments (Cost $26,826,633) 98.9%			32,449,379
Other Assets, less Liabilities 1.1%			367,739
Net Assets 100.0%			$32,817,118

Franklin World Perspectives Fund

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2013, the aggregate value of these securities was $152,830, representing 0.47% of net assets.

[c]See Note 7 regarding investments in Franklin India Growth Fund.

[d]Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2013, the value of this security was $48,234, representing 0.15% of net assets.

[e]See Note 1(d) regarding Participatory Notes.

[f]The security is traded on a discount basis with no stated coupon rate.

At April 30, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BKF	Buy	445,545	$587,852	5/24/13	$ —	$(1,111)
Euro	BKF	Sell	445,545	595,047	5/24/13	8,307	—
Unrealized appreciation (depreciation)						8,307	(1,111)
Net unrealized appreciation (depreciation)						$7,196	

See Abbreviations on page 50.

Franklin Templeton International Trust

Financial Statements

Statement of Assets and Liabilities

April 30, 2013 (unaudited)

	Franklin World Perspectives Fund
Assets:	
Investments in securities:	
Cost	$26,826,633
Value	$32,449,379
Cash	323,342
Foreign currency, at value (cost $41,236)	41,337
Receivables:	
Investment securities sold	544,521
Capital shares sold	1,729
Dividends and interest	126,492
Unrealized appreciation on forward exchange contracts	8,307
Other assets	11
Total assets	33,495,118
Liabilities:	
Payables:	
Investment securities purchased	636,775
Capital shares redeemed	40
Affiliates	16,177
Unrealized depreciation on forward exchange contracts	1,111
Accrued expenses and other liabilities	23,897
Total liabilities	678,000
Net assets, at value	$32,817,118
Net assets consist of:	
Paid-in capital	$28,945,197
Distributions in excess of net investment income	(74,222)
Net unrealized appreciation (depreciation)	5,631,480
Accumulated net realized gain (loss)	(1,685,337)
Net assets, at value	$32,817,118

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*
April 30, 2013 (unaudited)

	Franklin World Perspectives Fund
Class A:	
Net assets, at value	$14,853,684
Shares outstanding	1,314,734
Net asset value per share[a]	$11.30
Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.99
Class C:	
Net assets, at value	$ 3,196,271
Shares outstanding	283,991
Net asset value and maximum offering price per share[a]	$11.25
Class R:	
Net assets, at value	$ 2,818,962
Shares outstanding	250,022
Net asset value and maximum offering price per share	$11.27
Advisor Class:	
Net assets, at value	$11,948,201
Shares outstanding	1,056,844
Net asset value and maximum offering price per share	$11.31

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Financial Statements *(continued)*

Statement of Operations

for the six months ended April 30, 2013 (unaudited)

	Franklin World Perspectives Fund
Investment income:	
Dividends	$ 321,257
Interest	37
Total investment income	321,294
Expenses:	
Management fees (Note 3a)	128,931
Administrative fees (Note 3b)	30,343
Distribution fees: (Note 3c)	
Class A	6,362
Class C	11,719
Class R	6,577
Transfer agent fees: (Note 3e)	
Class A	2,725
Class C	593
Class R	527
Advisor Class	2,232
Custodian fees (Note 4)	4,022
Reports to shareholders	10,947
Registration and filing fees	28,475
Professional fees	44,258
Other	16,137
Total expenses	293,848
Expenses waived/paid by affiliates (Note 3f)	(79,546)
Net expenses	214,302
Net investment income	106,992
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments	403,135
Foreign currency transactions	(65,269)
Net realized gain (loss)	337,866
Net change in unrealized appreciation (depreciation) on:	
Investments	3,261,300
Translation of other assets and liabilities denominated in foreign currencies	52,117
Net change in unrealized appreciation (depreciation)	3,313,417
Net realized and unrealized gain (loss)	3,651,283
Net increase (decrease) in net assets resulting from operations	$3,758,275

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Franklin World Perspectives Fund	
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 106,992	$ 170,991
Net realized gain (loss) from investments and foreign currency transactions	337,866	(1,241,401)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	3,313,417	2,684,744
Net increase (decrease) in net assets resulting from operations	3,758,275	1,614,334
Distributions to shareholders from:		
Net investment income:		
Class A	(147,436)	(124,283)
Class C	(14,288)	(13,766)
Class R	(19,577)	(17,026)
Advisor Class	(134,853)	(111,678)
Total distributions to shareholders	(316,154)	(266,753)
Capital share transactions: (Note 2)		
Class A	560,468	358,336
Class C	33,061	1,277
Class R	2	120
Advisor Class	30,463	113,187
Total capital share transactions	623,994	472,920
Net increase (decrease) in net assets	4,066,115	1,820,501
Net assets:		
Beginning of period	28,751,003	26,930,502
End of period	$32,817,118	$28,751,003
Undistributed net investment income included in net assets, end of period	$ —	$ 134,940
Distributions in excess of net investment income, end of period	$ (74,222)	$ —

Franklin World Perspectives Fund

1. Organization and Significant Accounting Policies

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Franklin World Perspectives Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where

Franklin World Perspectives Fund

1. Organization and Significant Accounting Policies *(continued)*

a. Financial Instrument Valuation *(continued)*

sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign

Franklin World Perspectives Fund

1. Organization and Significant Accounting Policies *(continued)*

a. Financial Instrument Valuation *(continued)*

market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Franklin World Perspectives Fund

1. Organization and Significant Accounting Policies *(continued)*

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At April 30, 2013, the Fund had no OTC derivatives in a net liability position for such contracts.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund's investment objectives.

See Note 9 regarding other derivative information.

d. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

Franklin World Perspectives Fund

1. Organization and Significant Accounting Policies *(continued)*

e. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund's financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Franklin World Perspectives Fund

1. Organization and Significant Accounting Policies *(continued)*

f. Security Transactions, Investment Income, Expenses and Distributions *(continued)*

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Six Months Ended April 30, 2013		Year Ended October 31, 2012	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	70,553	$ 751,471	135,002	$1,316,765
Shares issued in reinvestment of distributions	2,923	30,023	2,631	23,283
Shares redeemed	(20,856)	(221,026)	(100,382)	(981,712)
Net increase (decrease)	52,620	$ 560,468	37,251	$ 358,336

Franklin World Perspectives Fund

2. Shares of Beneficial Interest *(continued)*

	Six Months Ended April 30, 2013		Year Ended October 31, 2012	
	Shares	Amount	Shares	Amount
Class C Shares:				
Shares sold	5,790	$ 61,710	5,921	$ 58,313
Shares issued in reinvestment of distributions	147	1,513	177	1,566
Shares redeemed	(2,933)	(30,162)	(6,002)	(58,602)
Net increase (decrease)	3,004	$ 33,061	96	$ 1,277
Class R Shares:				
Shares sold	—	$ —	13	$ 119
Shares issued in reinvestment of distributions	—[a]	2	—[a]	1
Net increase (decrease)	—[a]	$ 2	13	$ 120
Advisor Class Shares:				
Shares sold	3,337	$ 35,482	14,553	$ 142,333
Shares issued in reinvestment of distributions	664	6,821	511	4,524
Shares redeemed	(1,104)	(11,840)	(3,524)	(33,670)
Net increase (decrease)	2,897	$ 30,463	11,540	$ 113,187

[a]Rounds to less than 1.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Asset Management (India) Private Limited (FT India)	Investment manager
Franklin Templeton Investimentos (Brasil) Ltda. (FTI Brasil)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Investment manager
Franklin Templeton Investments Japan Limited (FT Japan)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin World Perspectives Fund

3. Transactions with Affiliates *(continued)*

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.850%	Up to and including $1 billion
0.800%	Over $1 billion, up to and including $4 billion
0.750%	In excess of $4 billion

Under a subadvisory agreement, FT India, FTI Brasil, FTIML, FT Korea and FTIC, affiliates of Advisers, provide subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund. Effective December 1, 2012, FT Japan was no longer an investment manager of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

On April 16, 2013, the Board approved the proposal to combine the Fund's investment management and administration agreements. The fees to be paid under the new combined agreement will not exceed the aggregate fees that would have been paid under the separate agreements. The new agreement went into effect on May 1, 2013.

c. Distribution Fees

The Board has adopted distribution plans for each share class with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

Franklin World Perspectives Fund

3. Transactions with Affiliates *(continued)*

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$1,991
CDSC retained	$ 21

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets of each class.

For the period ended April 30, 2013, the Fund paid transfer agent fees of $6,077, of which $3,400 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.25% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2014.

g. Other Affiliated Transactions

At April 30, 2013, Franklin Resources, Inc. owned 86.04% of the Fund's outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2013, there were no credits earned.

Franklin World Perspectives Fund

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2012, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:	
2019	$ 708,754
Capital loss carryforwards not subject to expiration:	
Short term	622,666
Long term	576,918
Total capital loss carryforwards	$1,908,338

At April 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$27,144,641
Unrealized appreciation	$ 5,785,378
Unrealized depreciation	(480,640)
Net unrealized appreciation (depreciation)	$ 5,304,738

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales and passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2013, aggregated $12,051,821 and $11,919,857, respectively.

7. Investments in Franklin India Growth Fund

The Fund may invest in the Franklin India Growth Fund, an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in Franklin India Growth Fund, in an amount not to exceed the management fees paid by the Franklin India Growth Fund.

Franklin World Perspectives Fund

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At April 30, 2013, the Fund's investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$8,307	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$1,111

For the period ended April 30, 2013, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(51,190)	$49,793

For the period ended April 30, 2013, the average month end market value of derivatives represented 0.07% of average month end net assets. The average month end number of open derivative contracts for the period was 2.

See Note 1(c) regarding derivative financial instruments.

Franklin World Perspectives Fund

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended April 30, 2013, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Franklin World Perspectives Fund

11. Fair Value Measurements *(continued)*

A summary of inputs used as of April 30, 2013, in valuing the Fund's assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments[a]:				
Hong Kong	$ 285,129	$ 68,366	$ —	$ 353,495
Indonesia	158,764	48,234	—	206,998
Other Equity Investments[b]	31,444,688	—	—	31,444,688
Convertible Bonds	—	801	—	801
Participatory Notes	—	193,397	—	193,397
Short Term Investments	—	250,000	—	250,000
Total Investments in Securities	$31,888,581	$560,798	$ —	$32,449,379
Forward Exchange Contracts	—	8,307	—	8,307
Liabilities:				
Forward Exchange Contracts	—	1,111	—	1,111

[a]Includes common and preferred stocks as well as other equity investments.

[b]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

12. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

Franklin World Perspectives Fund

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty

BKF - DEUTSCHE BANK AG

Currency

OMR - Omani Rial

Selected Portfolio

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
FHLB - Federal Home Loan Bank
IDR - International Depositary Receipt
SPDR - S&P Depositary Receipt

Franklin World Perspectives Fund

Board Review of Investment Management Agreement

At a meeting held April 16, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust, including Franklin World Perspectives Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies

Franklin World Perspectives Fund

Board Review of Investment Management Agreement *(continued)*

and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. The performance universe

Franklin World Perspectives Fund

Board Review of Investment Management Agreement *(continued)*

for the Fund consisted of the Fund and all retail and institutional global multi-cap growth funds. The Fund has been in operation for only two years and the Lipper report showed its total return to be in the middle performing quintile of such universe for the one-year period ended January 31, 2013, and to be in the second-highest performing quintile of such universe for the previous one-year period. The Board did not find such performance to be meaningful in view of the Fund's limited period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed both its contractual management fee rate and actual total expense ratio to be below the median of its Lipper expense group. The Board was satisfied with the expenses of the Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation

Franklin World Perspectives Fund

Board Review of Investment Management Agreement *(continued)*

methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The asset level of the Fund was approximately $30 million on December 31, 2012, and the Board believed the size of the Fund afforded no meaningful economies of scale.

The Fund's investment advisory services and administrative services are provided under separate agreements with a fixed fee of 20 basis points being charged under an administration agreement for the Fund. At the April 16, 2013, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for this Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fee, including breakpoints, would be the

Franklin World Perspectives Fund

Board Review of Investment Management Agreement *(continued)*

same as provided under the previous separate agreements and that combining such services was consistent with Lipper's methodology of considering contractual investment management fees to include any separately charged administrative fee. The Board also noted that combining the services under the new form of investment management agreement would have no impact on management's subsidization of such Fund's expenses.

Proxy Voting Policies and Procedures

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

FRANKLIN WORLD PERSPECTIVES FUND

Investment Manager
Franklin Advisers, Inc.

Subadvisors
Franklin Templeton Investimentos (Brasil) Ltda.
Franklin Templeton Investments Corp.
Franklin Templeton Investment Management Limited
Franklin Templeton Asset Management (India) Private Limited
Franklin Templeton Investment Trust Management Co., Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

097 S 06/13

APRIL 30, 2013

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Templeton International Trust



Sign up for electronic delivery at **franklintempleton.com/edelivery**

INTERNATIONAL

TEMPLETON FOREIGN SMALLER COMPANIES FUND

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Semiannual Report

Templeton Foreign Smaller Companies Fund

Your Fund's Goal and Main Investments: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Geographic Breakdown
Based on Total Net Assets as of 4/30/13



Asia 42.5%
Europe 38.3%
North America 10.3%
Latin America & Caribbean 4.4%
Short-Term Investments & Other Net Assets 4.5%

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **franklintempleton.com** or call **(800) 342-5236** for most recent month-end performance.*

We are pleased to bring you Templeton Foreign Smaller Companies Fund's semiannual report for the period ended April 30, 2013.

Performance Overview

For the six months under review, Templeton Foreign Smaller Companies Fund – Class A delivered a +16.67% cumulative total return. In comparison, the MSCI All Country World Index Ex USA Small Cap Index, which measures performance of international small capitalization stocks in developed and emerging markets, excluding the U.S., posted a +14.90% return.[1] Please note that index

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 16.

Top 10 Sectors/Industries
4/30/13

	% of Total Net Assets
Household Durables	12.1%
Personal Products	6.9%
Energy Equipment & Services	6.4%
Textiles, Apparel & Luxury Goods	5.4%
Machinery	5.1%
Metals & Mining	5.0%
Capital Markets	4.8%
Auto Components	4.2%
Electronic Equipment, Instruments & Components	4.0%
Food Products	3.9%

performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

Economic and Market Overview

The global economic recovery was mixed during the period under review. Emerging markets continued to lead the recovery as several emerging economies returned to or exceeded their pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, growth in the G-3 (U.S., eurozone and Japan) was slow by the standards of previous recoveries.

Global developed and emerging market stocks, as measured by the MSCI All Country World Index, delivered solid gains during the six months under review as redoubled policy support and continued corporate earnings strength helped buoy global markets. Developed market stocks, as measured by the MSCI World Index, outperformed their emerging market counterparts, as measured by the MSCI Emerging Markets Index, for the six-month period. Frontier markets, as measured by the MSCI Frontier Markets Index, outperformed developed and emerging markets. Emerging markets finished the last quarter of 2012 with resounding gains, largely due to strength in December as concerns about global growth abated. The effects of monetary easing programs implemented by governments globally were evident in the final quarter of 2012 as financial markets remained awash with liquidity. More than half of the total 2012 fund inflows into emerging markets were recorded in the fourth quarter. However, emerging market stocks as a group ended the first quarter of 2013 with declines as concerns about the crisis in Cyprus and its impact on the eurozone led investors to adopt a more risk-averse stance. Within emerging markets, the Asia Pacific region performed relatively well, with stocks in the Philippines, Indonesia and Thailand among the best performers. In contrast, Chinese stocks underperformed their regional peers, even as China reported its first acceleration in economic growth in two years for the fourth quarter of 2012. This development eased fears of a "hard landing" and made a steady and sustainable Chinese growth scenario for 2013 seem more likely.

Although intensifying fiscal uncertainty and budget debates in the U.S. led U.S. stock markets to underperform most other global equity markets in 2012's fourth quarter, the Federal Reserve Board's affirmation for continued monetary stimulus and 2012 corporate profits that expanded for a third year provided reassurance that contributed to new highs for two major U.S. equity indexes amid supportive economic data in the first quarter of 2013. Many key elements

of the U.S. economy continued their uptrend, including strong retail sales that reflected consumption that was seemingly undamaged by increased payroll taxes, and a housing rebound supported by large increases in home prices and purchases. Several measures of employment also improved during the period; the jobless rate fell to a post-recession low and multiple measures of consumer sentiment approached or reached five-year highs during the reporting period. Japan's introduction of an inflation target, a monetary policy shift, and talks of increased easing with more and wider asset purchases contributed to optimism that the country's long fight against deflation could eventually be won.

In Europe, Italy's inconclusive election results and failed attempts at forming a new coalition government as well as the concerns about Cyprus's banking sector re-energized the European sovereign debt crisis during the first quarter of 2013. These headwinds pressured European markets while economic conditions in the eurozone remained downbeat. Outside the eurozone, the U.K. economy slowed in 2012's fourth quarter after posting strong third-quarter growth, which together with stressed public finances, contributed to the loss of the country's triple-A credit rating in February 2013.

Investment Strategy

We take a bottom-up, value-oriented, long-term approach to investing. We focus our analysis on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. We are patient investors and may hold a security for several years as we wait for the market to recognize a company's true worth.

Manager's Discussion

Several holdings performed well during the period under review. HAJIME CONSTRUCTION is one of the largest single detached home builders in Japan. Unlike most peers, HAJIME remained profitable through a challenging period, helped by its position as the low-cost builder operating at the low end of the market and quickly turning over inventory.

Kingsoft is a leading Chinese information technology firm. The company has transformed itself from what could be perceived as a minor online gaming concern into an Internet leader providing security software, productivity applications and cloud computing solutions. In 2012, earnings beat forecasts, and almost all of the company's business segments reported better-than-expected results, leading to strong share-price appreciation.

Top 10 Equity Holdings
4/30/13

Company *Sector/Industry, Country*	% of Total Net Assets
HAJIME CONSTRUCTION CO. LTD. *Household Durables, Japan*	4.0%
Ensign Energy Services Inc. *Energy Equipment & Services, Canada*	3.1%
Techtronic Industries Co. Ltd. *Household Durables, Hong Kong*	3.0%
Prince Frog International Holdings Ltd. *Personal Products, China*	2.6%
Asics Corp. *Textiles, Apparel & Luxury Goods, Japan*	2.5%
Kobayashi Pharmaceutical Co. Ltd. *Personal Products, Japan*	2.5%
HudBay Minerals Inc. *Metals & Mining, Canada*	2.4%
China Minzhong Food Corp. Ltd. *Food Products, China*	2.4%
Steiner Leisure Ltd. *Diversified Consumer Services, Bahamas*	2.1%
BS Financial Group Inc. *Commercial Banks, South Korea*	2.0%

Azimut Holding (AZM) is one of Italy's largest independent asset managers. Shares performed well amid an increase in assets under management and a gain in market share. AZM is not a leveraged vehicle and has no direct asset exposure to the financially troubled European countries. Furthermore, AZM's assets under management grew faster than those of the Italian mutual fund industry over the past five years, and the company maintained a notably lower financial advisor churn ratio than average.

Certain Fund positions hindered performance during the review period. HudBay Minerals, a Canadian integrated zinc and copper producer, holds assets in North and Central America. We believe that despite its recent underperformance, HudBay's stock price offered an attractive risk-to-reward ratio. In our view, downside risk was limited by a high net cash position, and an increase in metal prices could lead to a rise in production, reserves, net asset value and earnings.

U.K.-based African Minerals is a minerals exploration and development firm. The company has a strong Sierra Leone-based iron ore production growth profile that could, in our view, more than offset any potential further weakness in the underlying commodity price. Although the share price declined during the period, we believe the company could benefit over the longer term from potentially strong revenue and earnings growth as a new project intended to double iron ore production starts, and from low-cost growth options that could increase production significantly over the next five years.

Based in Singapore, First Resources is a leading crude palm oil (CPO) producer. During the period, a sharp decline in palm oil prices resulting from slowing demand from China and the European Union weighed on the company's share price. Looking at the longer term, we believe the company could benefit from CPO's favorable characteristics, including a young and growing area under cultivation and superior yields and prices that may result from better seeds and best industry practices.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2013, the U.S. dollar increased in value relative to most major currencies. As a result, the Fund's performance was negatively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure.

Thank you for your continued participation in Templeton Foreign Smaller Companies Fund. We look forward to serving your future investment needs.



Martin Cobb



Harlan B. Hodes, CPA



Cindy L. Sweeting, CFA

Portfolio Management Team
Templeton Foreign Smaller Companies Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary as of 4/30/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FINEX)		Change	4/30/13	10/31/12
Net Asset Value (NAV)		+$2.10	$16.49	$14.39
Distributions (11/1/12–4/30/13)				
Dividend Income	$0.2673			
Class C (Symbol: FCFSX)		**Change**	**4/30/13**	**10/31/12**
Net Asset Value (NAV)		+$2.08	$15.91	$13.83
Distributions (11/1/12–4/30/13)				
Dividend Income	$0.1617			
Advisor Class (Symbol: FTFAX)		**Change**	**4/30/13**	**10/31/12**
Net Asset Value (NAV)		+$2.08	$16.46	$14.38
Distributions (11/1/12–4/30/13)				
Dividend Income	$0.3065			

Performance Summary *(continued)*

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. ***Class A:*** *5.75% maximum initial sales charge;* ***Class C:*** *contingent deferred sales charge in first year only;* ***Advisor Class:*** *no sales charges.*

Class A	6-Month	1-Year	5-Year	10-Year
Cumulative Total Return[1]	+16.67%	+16.84%	+11.70%	+174.54%
Average Annual Total Return[2]	+9.95%	+10.09%	+1.04%	+9.97%
Value of $10,000 Investment[3]	$10,995	$11,009	$10,530	$25,872
Avg. Ann. Total Return (3/31/13)[4]		+4.53%	+1.62%	+10.80%
Total Annual Operating Expenses[5]	1.65%			
Class C	**6-Month**	**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+16.35%	+16.01%	+7.65%	+155.07%
Average Annual Total Return[2]	+15.35%	+15.01%	+1.49%	+9.82%
Value of $10,000 Investment[3]	$11,535	$11,501	$10,765	$25,507
Avg. Ann. Total Return (3/31/13)[4]		+9.08%	+2.06%	+10.60%
Total Annual Operating Expenses[5]	2.40%			
Advisor Class	**6-Month**	**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]	+16.86%	+17.18%	+13.16%	+181.76%
Average Annual Total Return[2]	+16.86%	+17.18%	+2.50%	+10.91%
Value of $10,000 Investment[3]	$11,686	$11,718	$11,316	$28,176
Avg. Ann. Total Return (3/31/13)[4]		+11.17%	+3.08%	+11.74%
Total Annual Operating Expenses[5]	1.40%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236.***

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets' smaller size and lesser liquidity. In addition, smaller company stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12–4/30/13
Actual	$1,000	$1,166.70	$ 8.60
Hypothetical (5% return before expenses)	$1,000	$1,016.86	$ 8.00
Class C			
Actual	$1,000	$1,163.50	$12.61
Hypothetical (5% return before expenses)	$1,000	$1,013.14	$11.73
Advisor Class			
Actual	$1,000	$1,168.60	$ 7.26
Hypothetical (5% return before expenses)	$1,000	$1,018.10	$ 6.76

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.60%; C: 2.35%; and Advisor: 1.35%), multiplied by the average account value over the period, multiplied 181/365 to reflect the one-half year period.

Financial Highlights

Templeton Foreign Smaller Companies Fund

Class A	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$14.39	$13.92	$15.47	$12.82	$ 8.58	$25.36
Income from investment operations[a]:						
Net investment income[b]	0.02	0.24	0.12	0.08	0.08	0.32
Net realized and unrealized gains (losses)	2.35	0.38	(1.60)	2.68	4.66	(13.11)
Total from investment operations	2.37	0.62	(1.48)	2.76	4.74	(12.79)
Less distributions from:						
Net investment income	(0.27)	(0.15)	(0.07)	(0.11)	(0.45)	(0.28)
Net realized gains	—	—	—	—	(0.05)	(3.71)
Total distributions	(0.27)	(0.15)	(0.07)	(0.11)	(0.50)	(3.99)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$16.49	$14.39	$13.92	$15.47	$12.82	$ 8.58
Total return[e]	16.67%	4.67%	(9.60)%	21.71%	58.99%	(55.75)%
Ratios to average net assets[f]						
Expenses	1.60%[g]	1.65%	1.55%[g]	1.59%[g]	1.71%[g]	1.53%[g]
Net investment income	0.32%	1.72%	0.80%	0.56%	0.83%	1.78%
Supplemental data						
Net assets, end of period (000's)	$116,016	$103,168	$121,119	$163,993	$144,167	$99,546
Portfolio turnover rate	22.21%	57.56%	50.03%	19.65%	32.74%	12.68%[h]

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Templeton Foreign Smaller Companies Fund

Class C	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$13.83	$13.36	$14.89	$12.39	$ 8.26	$24.66
Income from investment operations[a]:						
Net investment income (loss)[b]	(0.03)	0.13	0.01	(0.02)	0.01	0.19
Net realized and unrealized gains (losses)	2.27	0.38	(1.54)	2.60	4.51	(12.72)
Total from investment operations	2.24	0.51	(1.53)	2.58	4.52	(12.53)
Less distributions from:						
Net investment income	(0.16)	(0.04)	—	(0.08)	(0.34)	(0.16)
Net realized gains	—	—	—	—	(0.05)	(3.71)
Total distributions	(0.16)	(0.04)	—	(0.08)	(0.39)	(3.87)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$15.91	$13.83	$13.36	$14.89	$12.39	$ 8.26
Total return[e]	16.35%	3.85%	(10.28)%	20.90%	57.73%	(56.07)%
Ratios to average net assets[f]						
Expenses	2.35%[g]	2.40%	2.30%[g]	2.34%[g]	2.46%[g]	2.26%[g]
Net investment income (loss)	(0.43)%	0.97%	0.05%	(0.19)%	0.08%	1.05%
Supplemental data						
Net assets, end of period (000's)	$14,353	$12,814	$14,457	$17,202	$14,349	$11,220
Portfolio turnover rate	22.21%	57.56%	50.03%	19.65%	32.74%	12.68%[h]

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Benefit of expense reduction rounds to less than 0.01%.
[h]Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Financial Highlights *(continued)*

Templeton Foreign Smaller Companies Fund

Advisor Class	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	2011	2010	2009	2008
Per share operating performance						
(for a share outstanding throughout the period)						
Net asset value, beginning of period	$14.38	$13.93	$15.48	$12.81	$ 8.62	$25.43
Income from investment operations[a]:						
Net investment income[b]	0.04	0.26	0.17	0.11	0.10	0.36
Net realized and unrealized gains (losses)	2.35	0.39	(1.61)	2.69	4.65	(13.14)
Total from investment operations	2.39	0.65	(1.44)	2.80	4.75	(12.78)
Less distributions from:						
Net investment income	(0.31)	(0.20)	(0.11)	(0.13)	(0.51)	(0.32)
Net realized gains	—	—	—	—	(0.05)	(3.71)
Total distributions	(0.31)	(0.20)	(0.11)	(0.13)	(0.56)	(4.03)
Redemption fees[c]	—	—	—	—	—	—[d]
Net asset value, end of period	$16.46	$14.38	$13.93	$15.48	$12.81	$ 8.62
Total return[e]	16.86%	4.90%	(9.38)%	22.06%	59.33%	(55.61)%
Ratios to average net assets[f]						
Expenses	1.35%[g]	1.40%	1.30%[g]	1.34%[g]	1.46%[g]	1.28%[g]
Net investment income	0.57%	1.97%	1.05%	0.81%	1.08%	2.03%
Supplemental data						
Net assets, end of period (000's)	$34,548	$31,817	$36,902	$33,172	$14,438	$7,849
Portfolio turnover rate	22.21%	57.56%	50.03%	19.65%	32.74%	12.68%[h]

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Total return is not annualized for periods less than one year.

[f]Ratios are annualized for periods less than one year.

[g]Benefit of expense reduction rounds to less than 0.01%.

[h]Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Franklin Templeton International Trust

Statement of Investments, April 30, 2013 (unaudited)

Templeton Foreign Smaller Companies Fund	Industry	Shares	Value
Common Stocks 95.5%			
Bahamas 2.1%			
ᵃSteiner Leisure Ltd.	Diversified Consumer Services	70,143	$ 3,397,026
Belgium 1.2%			
Barco NV	Electronic Equipment, Instruments & Components	22,231	1,977,294
Brazil 1.0%			
Diagnosticos da America SA	Health Care Providers & Services	301,500	1,661,942
Canada 10.3%			
AGF Management Ltd.	Capital Markets	148,800	1,698,714
Canaccord Financial Inc.	Capital Markets	352,625	2,012,800
Enerflex Ltd.	Energy Equipment & Services	164,100	2,264,347
Ensign Energy Services Inc.	Energy Equipment & Services	298,900	5,032,356
HudBay Minerals Inc.	Metals & Mining	504,030	4,002,819
Trican Well Service Ltd.	Energy Equipment & Services	146,700	1,916,486
			16,927,522
Cayman Islands 1.3%			
Stella International Holdings Ltd.	Textiles, Apparel & Luxury Goods	733,000	2,163,078
China 11.0%			
China Medical System Holdings Ltd.	Pharmaceuticals	1,275,000	1,250,338
ᵃChina Minzhong Food Corp. Ltd.	Food Products	4,877,000	3,958,925
Kingsoft Corp. Ltd.	Software	2,626,000	3,021,892
MIE Holdings Corp.	Oil, Gas & Consumable Fuels	7,266,000	1,685,391
Minth Group Ltd.	Auto Components	1,242,000	2,227,889
Prince Frog International Holdings Ltd.	Personal Products	6,823,200	4,264,445
Yingde Gases	Chemicals	1,805,500	1,738,004
			18,146,884
Finland 1.6%			
Amer Sports OYJ	Leisure Equipment & Products	159,140	2,707,252
France 0.6%			
Ipsos	Media	30,790	1,031,773
Germany 4.2%			
Gerresheimer AG	Life Sciences Tools & Services	36,040	2,057,363
Gildemeister AG	Machinery	73,560	1,657,698
GSW Immobilien AG	Real Estate Management & Development	36,360	1,458,758
Rational AG	Machinery	4,180	1,295,871
Software AG	Software	13,900	485,830
			6,955,520
Hong Kong 7.9%			
Giordano International Ltd.	Specialty Retail	1,442,000	1,447,556
ᵃHaier Electronics Group Co. Ltd.	Household Durables	1,294,000	2,311,161
Samsonite International SA	Textiles, Apparel & Luxury Goods	1,095,300	2,693,048
Techtronic Industries Co. Ltd.	Household Durables	2,037,590	4,868,097
VTech Holdings Ltd.	Communications Equipment	129,600	1,650,876
			12,970,738

Franklin Templeton International Trust

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Templeton Foreign Smaller Companies Fund	Industry	Shares	Value
Common Stocks (continued)			
Indonesia 1.2%			
[b]Sakari Resources Ltd.	Metals & Mining	1,342,000	$ 2,042,685
Italy 4.7%			
Amplifon SpA	Health Care Providers & Services	559,642	2,881,203
Azimut Holding SpA	Capital Markets	116,134	2,159,141
[a]Sorin SpA	Health Care Equipment & Supplies	983,993	2,757,087
			7,797,431
Japan 12.1%			
Asahi Co. Ltd.	Specialty Retail	79,700	1,338,486
Asics Corp.	Textiles, Apparel & Luxury Goods	229,200	4,131,361
HAJIME CONSTRUCTION CO. LTD.	Household Durables	102,000	6,644,781
Keihin Corp.	Auto Components	171,100	2,794,472
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	74,379	4,059,464
Seria Co. Ltd.	Multiline Retail	42,000	1,025,494
			19,994,058
Netherlands 2.8%			
Aalberts Industries NV	Machinery	91,427	2,048,299
Arcadis NV	Construction & Engineering	77,330	2,138,738
[a]Royal Imtech NV	Construction & Engineering	31,850	353,947
			4,540,984
Philippines 1.0%			
Energy Development Corp.	Independent Power Producers & Energy Traders	6,286,600	993,947
Semirara Mining Corp.	Oil, Gas & Consumable Fuels	97,530	710,601
			1,704,548
Singapore 3.5%			
CSE Global Ltd.	IT Services	2,733,000	1,874,653
Ezion Holdings Ltd.	Energy Equipment & Services	857,000	1,419,174
First Resources Ltd.	Food Products	1,715,000	2,408,434
			5,702,261
South Korea 4.3%			
BS Financial Group Inc.	Commercial Banks	252,935	3,329,270
Halla Visteon Climate Control Corp.	Auto Components	68,230	1,842,614
Hyundai Mipo Dockyard Co. Ltd.	Machinery	20,055	1,966,159
			7,138,043
Spain 0.9%			
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	3,860	1,524,739
Sweden 1.9%			
[a,b]D Carnegie & Co. AB	Capital Markets	456,515	—
Oriflame Cosmetics SA, SDR	Personal Products	85,320	3,087,572
			3,087,572

Statement of Investments, April 30, 2013 (unaudited) *(continued)*

Templeton Foreign Smaller Companies Fund	Industry	Shares	Value
Common Stocks (continued)			
Switzerland 1.4%			
Lonza Group AG	Life Sciences Tools & Services	14,990	$ 1,043,939
Tecan Group AG	Life Sciences Tools & Services	14,240	1,324,829
			2,368,768
Taiwan 1.5%			
Simplo Technology Co. Ltd.	Computers & Peripherals	251,000	1,068,176
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	600,000	1,363,174
			2,431,350
Turkey 1.5%			
Aygaz AS	Gas Utilities	450,975	2,459,178
United Kingdom 17.5%			
[a]African Minerals Ltd.	Metals & Mining	641,950	2,182,703
Bellway PLC	Household Durables	94,457	1,972,842
Bovis Homes Group PLC	Household Durables	166,870	1,991,490
Dignity PLC	Diversified Consumer Services	115,669	2,471,581
Greggs PLC	Food & Staples Retailing	132,129	850,375
Homeserve PLC	Commercial Services & Supplies	889,640	2,894,622
Laird PLC	Electronic Equipment, Instruments & Components	986,251	3,324,639
Man Group PLC	Capital Markets	1,263,280	2,007,578
Micro Focus International PLC	Software	184,081	1,915,221
[a]Ophir Energy PLC	Oil, Gas & Consumable Fuels	315,714	1,994,889
Persimmon PLC	Household Durables	120,550	2,021,562
[a]Persimmon PLC, C	Household Durables	120,550	140,451
SIG PLC	Trading Companies & Distributors	707,670	1,778,716
UBM PLC	Media	116,160	1,321,336
[a]Vectura Group PLC	Pharmaceuticals	1,434,850	1,972,636
			28,840,641
Total Common Stocks (Cost $134,889,504)			157,571,287
Other Assets, less Liabilities 4.5%			7,345,156
Net Assets 100.0%			$164,916,443

See Abbreviations on page 33.

[a]Non-income producing.

[b]Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2013, the aggregate value of these securities was $2,042,685, representing 1.24% of net assets.

Financial Statements

Statement of Assets and Liabilities

April 30, 2013 (unaudited)

	Templeton Foreign Smaller Companies Fund
Assets:	
Investments in securities:	
Cost	$134,889,504
Value	$157,571,287
Cash	7,356,132
Receivables:	
Capital shares sold	193,248
Dividends	462,860
Other assets	56
Total assets	165,583,583
Liabilities:	
Payables:	
Capital shares redeemed	380,133
Affiliates	223,957
Professional fees	34,220
Accrued expenses and other liabilities	28,830
Total liabilities	667,140
Net assets, at value	$164,916,443
Net assets consist of:	
Paid-in capital	$170,999,762
Undistributed net investment income	48,984
Net unrealized appreciation (depreciation)	22,682,967
Accumulated net realized gain (loss)	(28,815,270)
Net assets, at value	$164,916,443

Statement of Assets and Liabilities *(continued)*

April 30, 2013 (unaudited)

	Templeton Foreign Smaller Companies Fund
Class A:	
Net assets, at value	$116,016,229
Shares outstanding	7,033,573
Net asset value per share[a]	$16.49
Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.50
Class C:	
Net assets, at value	$ 14,352,626
Shares outstanding	902,200
Net asset value and maximum offering price per share[a]	$15.91
Advisor Class:	
Net assets, at value	$ 34,547,588
Shares outstanding	2,098,577
Net asset value and maximum offering price per share	$16.46

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Financial Statements *(continued)*

Statement of Operations

for the six months ended April 30, 2013 (unaudited)

	Templeton Foreign Smaller Companies Fund
Investment income:	
Dividends (net of foreign taxes of $142,478)	$ 1,455,610
Interest	778
Income from securities loaned	48,201
Total investment income	1,504,589
Expenses:	
Management fees (Note 3a)	755,888
Distribution fees: (Note 3c)	
Class A	137,743
Class B	466
Class C	67,516
Transfer agent fees: (Note 3e)	
Class A	128,755
Class B	114
Class C	15,768
Advisor Class	38,696
Custodian fees (Note 4)	15,247
Reports to shareholders	27,186
Registration and filing fees	36,595
Professional fees	27,379
Trustees' fees and expenses	4,633
Other	9,972
Total expenses	1,265,958
Expense reductions (Note 4)	(74)
Net expenses	1,265,884
Net investment income	238,705
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments	8,091,432
Foreign currency transactions	(38,100)
Net realized gain (loss)	8,053,332
Net change in unrealized appreciation (depreciation) on:	
Investments	15,765,082
Translation of other assets and liabilities denominated in foreign currencies	8,339
Net change in unrealized appreciation (depreciation)	15,773,421
Net realized and unrealized gain (loss)	23,826,753
Net increase (decrease) in net assets resulting from operations	$24,065,458

Statements of Changes in Net Assets

	Templeton Foreign Smaller Companies Fund	
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 238,705	$ 2,698,154
Net realized gain (loss) from investments and foreign currency transactions	8,053,332	(13,401,283)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	15,773,421	15,922,221
Net increase (decrease) in net assets resulting from operations	24,065,458	5,219,092
Distributions to shareholders from:		
Net investment income:		
Class A	(1,894,784)	(1,300,195)
Class C	(146,239)	(39,953)
Advisor Class	(640,629)	(517,817)
Total distributions to shareholders	(2,681,652)	(1,857,965)
Capital share transactions: (Note 2)		
Class A	(2,292,574)	(19,867,995)
Class B	(219,644)	(900,724)
Class C	(353,165)	(2,036,145)
Advisor Class	(1,601,203)	(6,136,862)
Total capital share transactions	(4,466,586)	(28,941,726)
Net increase (decrease) in net assets	16,917,220	(25,580,599)
Net assets:		
Beginning of period	147,999,223	173,579,822
End of period	$164,916,443	$147,999,223
Undistributed net investment income included in net assets:		
End of period	$ 48,984	$ 2,491,931

Notes to Financial Statements (unaudited)

Templeton Foreign Smaller Companies Fund

1. Organization and Significant Accounting Policies

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Foreign Smaller Companies Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Effective March 22, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily

Templeton Foreign Smaller Companies Fund

1. Organization and Significant Accounting Policies *(continued)*

a. Financial Instrument Valuation *(continued)*

employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated

Templeton Foreign Smaller Companies Fund

1. Organization and Significant Accounting Policies *(continued)*

b. Foreign Currency Translation *(continued)*

in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At April 30, 2013, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which

Templeton Foreign Smaller Companies Fund

1. Organization and Significant Accounting Policies *(continued)*

d. Income and Deferred Taxes *(continued)*

it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund's financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Templeton Foreign Smaller Companies Fund

1. Organization and Significant Accounting Policies *(continued)*

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2013, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Six Months Ended April 30, 2013[a]		Year Ended October 31, 2012	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	845,368	$ 12,997,881	2,623,068	$ 36,625,881
Shares issued in reinvestment of distributions	123,662	1,820,300	101,675	1,247,549
Shares redeemed	(1,107,374)	(17,110,755)	(4,252,860)	(57,741,425)
Net increase (decrease)	(138,344)	$ (2,292,574)	(1,528,117)	$(19,867,995)
Class B Shares:				
Shares sold	—	$ —	371	$ 4,714
Shares redeemed	(14,472)	(219,644)	(68,669)	(905,438)
Net increase (decrease)	(14,472)	$ (219,644)	(68,298)	$ (900,724)
Class C Shares:				
Shares sold	121,613	$ 1,825,831	182,846	$ 2,452,961
Shares issued in reinvestment of distributions	9,802	139,476	3,159	37,501
Shares redeemed	(155,568)	(2,318,472)	(341,814)	(4,526,607)
Net increase (decrease)	(24,153)	$ (353,165)	(155,809)	$ (2,036,145)

Templeton Foreign Smaller Companies Fund

2. Shares of Beneficial Interest *(continued)*

	Six Months Ended April 30, 2013[a]		Year Ended October 31, 2012	
	Shares	Amount	Shares	Amount
Advisor Class Shares:				
Shares sold	563,575	$ 8,784,438	1,414,817	$ 19,491,652
Shares issued in reinvestment of distributions	38,515	565,022	37,605	459,911
Shares redeemed	(716,440)	(10,950,663)	(1,889,222)	(26,088,425)
Net increase (decrease)	(114,350)	$ (1,601,203)	(436,800)	$ (6,136,862)

[a]Effective March 22, 2013, all Class B shares were converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investments Corp. (FTIC)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	In excess of $500 million

Under a subadvisory agreement, TIC, an affiliate of FTIC, provides subadvisory services to the Fund. The subadvisory fee is paid by FTIC based on the average daily net assets, and is not an additional expense of the Fund.

Templeton Foreign Smaller Companies Fund

3. Transactions with Affiliates *(continued)*

b. Administrative Fees

Under an agreement with FTIC, FT Services provides administrative services to the Fund. The fee is paid by FTIC based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class B	1.00%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$9,214
CDSC retained	$ 219

e. Transfer Agent Fees

Each class of shares, except for the R6 share class, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets for each class. The R6 share class pays Investor Services transfer agent fees specific to that class.

Notes to Financial Statements (unaudited) *(continued)*

Templeton Foreign Smaller Companies Fund

3. Transactions with Affiliates *(continued)*

c. Transfer Agent Fees *(continued)*

For the period ended April 30, 2013, the Fund paid transfer agent fees of $183,333, of which $84,957 was retained by Investor Services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2012, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:	
2017	$23,400,846
Capital loss carryforwards not subject to expiration:	
Short term	5,323,895
Long term	7,868,668
Total capital loss carryforwards	$36,593,409

At April 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$135,316,201
Unrealized appreciation	$ 34,883,830
Unrealized depreciation	(12,628,744)
Net unrealized appreciation (depreciation)	$ 22,255,086

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

Templeton Foreign Smaller Companies Fund

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2013, aggregated $32,880,076 and $35,912,006, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended April 30, 2013, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

Notes to Financial Statements (unaudited) *(continued)*

Templeton Foreign Smaller Companies Fund

9. Fair Value Measurements *(continued)*

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2013, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments:				
Indonesia	$ —	$ —	$2,042,685	$ 2,042,685
All Other Equity Investments[a]	155,528,602	—	—[b]	155,528,602
Total Investments in Securities	$155,528,602	$ —	$2,042,685	$157,571,287

[a]For detailed categories, see the accompanying Statement of Investments.
[b]Includes securities determined to have no value at April 30, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period. At April 30, 2013, the reconciliation of assets is as follows:

	Balance at Beginning of Period	Purchases (Sales)	Transfers Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets:								
Investments in Securities:								
Equity Investments:								
Indonesia	$2,034,500	$ —	$ —	$ —	$ —	$8,185	$2,042,685	$8,185
Sweden	—[a]	—	—	—	—	—	—[a]	—
Total	$2,034,500	$ —	$ —	$ —	$ —	$8,185	$2,042,685	$8,185

[a]Includes securities determined to have no value.

Templeton Foreign Smaller Companies Fund

9. Fair Value Measurements *(continued)*

Significant unobservable valuation inputs developed by the VLOC for material Level 3 investments and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2013, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]
Assets:					
Investments in Securities:					
Equity Investments:					
Indonesia	$2,042,685	Market approach	Offer price	1.88 SGD	Increase
			Discount for lack of marketability	0-10%	Decrease[b]
All Other Investments[c]	—				
Total	$2,042,685				

[a]Represents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

[b]Represents a significant impact to fair value and net assets.

[c]Includes securities determined to have no value.

10. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency

SGD - Singapore Dollar

Selected Portfolio

SDR - Swedish Depositary Receipt

Shareholder Information

Templeton Foreign Smaller Companies Fund

Board Review of Investment Management Agreement

At a meeting held April 16, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust, including Templeton Foreign Smaller Companies Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies

Templeton Foreign Smaller Companies Fund

Board Review of Investment Management Agreement *(continued)*

and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance

Templeton Foreign Smaller Companies Fund

Board Review of Investment Management Agreement *(continued)*

of its Class A shares in comparison to a performance universe selected by Lipper. The performance universe for the Fund consisted of the Fund and all retail and institutional international small/mid-cap core funds as selected by Lipper. Comparative performance within such universe was shown for the one-year period ended January 31, 2013, and the previous 10 years ended that date. The Lipper report showed the Fund's total return for the one-year period to be in the middle performing quintile of such performance universe, and on an annualized basis to be in the middle performing quintile of such universe for the previous three-year period, the second-highest performing quintile of such universe for the previous five-year period, and the second-lowest quintile of such universe for the previous 10-year period. The Board found the Fund's comparative performance as set forth in the Lipper report to be acceptable.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report showed the contractual investment management fee rate of the Fund to be below the median of its Lipper expense group and its actual total expense ratio to be above, but within 15 basis points of, the expense group median. The Board found the contractual investment management fee rate and total expense ratio of the Fund as shown in the Lipper report to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being

Templeton Foreign Smaller Companies Fund

Board Review of Investment Management Agreement *(continued)*

recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee schedule under the investment management agreement for the Fund provides an initial fee of 1% on the first $100 million of net assets; 0.90% on the next $150 million; 0.80% on the next $250 million; and 0.75% on net assets in excess of $500 million. This Fund's assets were approximately $155 million at December 31, 2012, and the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees provides for a sharing of benefits with the Fund and its shareholders.

Templeton Foreign Smaller Companies Fund

Proxy Voting Policies and Procedures

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | **INTERNATIONAL** | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

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Semiannual Report and Shareholder Letter

Templeton Foreign Smaller Companies Fund

Investment Manager
Franklin Templeton Investments Corp.

Subadvisor
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

191 S 06/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) **Evaluation of Disclosure Controls and Procedures**. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) **Changes in Internal Controls**. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date June 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date June 26, 2013

By /s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date June 26, 2013